UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02781

Templeton Funds
(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _8/31__

Date of reporting period: 8/31/13_

Item 1. Reports to Stockholders.

TEMPLETON WORLD FUND

Annual Report

Templeton World Fund

Your Fund’s Goal and Main Investments: Templeton World Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities of companies located anywhere in the world, including emerging markets. Under normal market conditions, the Fund will invest in issuers located in at least three different countries (including the U.S.).

We are pleased to bring you Templeton World Fund’s annual report for the fiscal year ended August 31, 2013.

Performance data represent past
performance, which does not
guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.
Please visit franklintempleton.com
or call (800) 342-5236 for most
recent month-end performance.

Performance Overview

Templeton World Fund – Class A delivered a +24.71% cumulative total return for the 12 months under review. In comparison, the MSCI World Index, which measures stock market performance in global developed markets, posted a total return of +18.31%.1 The Fund’s long-term relative results are shown in the

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. As of 8/31/13, the Fund’s Class A 10-year average annual total return not including the maximum sales charge was +7.98%, compared with the MSCI World Index’s 10-year average annual total return of +7.70%. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 21.

Annual Report | 3

Performance Summary beginning on page 11. For the 10-year period ended August 31, 2013, Templeton World Fund – Class A delivered a +115.47% cumulative total return, not including the sales charge, compared with the MSCI World Index’s +109.97% cumulative total return for the same period.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary.

Economic and Market Overview

The 12 months under review encompassed a period of improving investor sentiment as reinvigorated policy support and economic recovery in the developed world offset a slowdown in emerging markets, sell-offs in bonds and commodities, and rising geopolitical tensions. Investors entered the period cautiously, given economic uncertainty and imminent leadership transitions in some of the world’s largest economies. Ultimately, those transitions in the U.S., China and Japan proceeded smoothly and the drama of electoral politics was replaced by that of fiscal politics as U.S. lawmakers struck a deal on New Year’s Day to partially avert $600 billion of automatic tax hikes and spending cuts.

The stock market rally accelerated in 2013 amid redoubled central bank commitments, continued corporate earnings strength and increasing signs of economic progress, though the recovery remained uneven. U.S. growth and employment trends generally exceeded expectations and Europe emerged from recession, while Japan’s growth improved but failed to meet analysts’ expectations. Growth in China and emerging markets, however, tended to lag. Differences in global economic trends corresponded with increasingly divergent policy approaches. The U.S. Federal Reserve Board vowed to keep interest rates low until unemployment met its 6.5% target but sparked considerable volatility and a Treasury sell-off by suggesting it may taper monthly bond purchases should economic conditions warrant. The European Central Bank cut benchmark interest rates to a record low and pledged to maintain systemic support following a bank run in Cyprus and political turmoil in Greece, Spain, Portugal and Italy. Elsewhere, the Bank of Japan set an explicit inflation target and pledged to double bond purchases in an unprecedented wave of policy reform.

Emerging market central banks were less accommodative, with Brazil and India hiking interest rates amid rising inflation and China taking measures to curb real estate and credit speculation. Chinese tightening rattled credit markets, and a spike in interbank lending rates underscored concerns about

4 | Annual Report

the country’s shadow banking system. Volatility soon engulfed the broader emerging market region as protests roiled Turkey and Brazil, civil war threatened Egypt and international military intervention looked possible in Syria. Regional asset prices tumbled as investors responded to rising bond rates by unwinding highly leveraged emerging market carry trades.2 In response, emerging market stocks recorded their biggest outflows on record and regional currencies sharply depreciated. Oil staged a late rally based on supply concerns related to geopolitical turmoil, while gold, which had recorded its biggest drop in four decades over the summer, recovered somewhat at period-end. Overall, risks remained elevated during the period, though policy stayed supportive, and increasingly divergent economic and political circumstances resulted in declining market correlations, which many bottom-up investors perceived as more favorable.

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. As we look worldwide, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Manager’s Discussion

Considerable appreciation in global stock markets and a noticeable shift in investor behavior during the 12-month review period benefited the value-oriented Fund’s performance. The Fund outperformed the benchmark MSCI World Index during the review period, and also on trailing two-, three-, five-, seven-, 10- and 15-year horizons, as well as since inception (not including the sales charge). Most encouragingly to us, incremental improvements in the global economy and a tentative calm in financial markets appeared to shift investors’ focus away from broad economic and systemic concerns toward stock fundamentals. As investors appeared to view stocks as shares of actual businesses — and not just instruments to navigate short-term risk — the market began to value stocks accordingly. As a result, the stocks we believed to be trading at the largest discounts to their underlying business

2. In a carry trade, an investor seeks to profit from an interest rate differential by borrowing low-yielding currencies and lending high-yielding currencies. The use of borrowed capital to facilitate the trade creates leverage for the borrower.

Annual Report | 5

prospects enjoyed considerable share price appreciation as the markets aligned price with value. This benefited the value-focused Fund, and the robust performance enjoyed by the Fund during the past 12 months was largely attributable to stock selection.

As disciplined, bottom-up investors, we welcomed the more fundamentals-driven market environment following an extended period of historically high equity correlations that we believed favored investors with a short-term focus and obscured the skill of investors with the ability to select undervalued stocks. We have never attempted to forecast or make short-term bets on the market. As Sir John Templeton explained, “I never ask if the market is going to go up or down, because I do not know, and besides it does not matter. I search nation after nation for stocks, asking: ‘Where is the one that is lowest priced in relation to what I believe it is worth?’” We cannot predict the future; instead, we analyze individual securities to understand what assumptions investors are making about the long-term earnings power, cash flow capabilities and asset growth potential of businesses. To the limited extent that some investors have been attentive to business fundamentals (and not preoccupied with generalized market concerns), in our view they tended to consider only short-term business prospects, as evidenced by an average holding period for stocks that has fallen from more than seven years in the 1950s to barely over one year. We believe this creates an excellent opportunity for us to take advantage of situations where stock prices fail to accurately reflect long-term business prospects.

With stock markets recently appearing to recognize bottom-up values after a prolonged period of focusing more on top-down headlines, the Fund performed mostly in line with its benchmark since the global financial crisis began in 2008, gaining positive momentum in recent quarters. We believe this demonstrated that your patience as a shareholder has begun to pay off. Sir John Templeton knew the value of patience in his investment approach, as he knew to expect adversity. “The investor who selects stocks on the basis of long-term intrinsic value must expect certain problems,” he wrote in a note to clients. “In the first place, he should expect usually to purchase stocks which are thoroughly unpopular. ... It is not easy to act contrary to popular opinion. In the second place, he should not expect that the stocks selected will immediately begin to show a profit.”

This would certainly describe to us the challenges faced when we invested in European financials.3 When we began materially increasing European financials exposure in 2010, some of the region’s banks traded at a 70% discount

3. The financials sector comprises capital markets, commercial banks, consumer finance, diversified financial services and insurance in the SOI.

6 | Annual Report

to their tangible book values, a level that major financial institutions had not reached since U.S. banks did in the Great Depression. The sector’s unpopularity resulted from economic risks to European stability and stock-specific risks, including earnings impairments, onerous regulatory requirements and solvency concerns. We were encouraged by European policymakers’ efforts to effectively strengthen the regional financial system and by the fact that the bailout costs required to hold the eurozone together would likely be significantly less than the costs of a eurozone breakup. We also felt the stock-specific risks were overstated given the fundamental restructuring and balance sheet repair undertaken at the corporate level. Our thorough fundamental sector analysis allowed us to identify what we believed were the most attractive bargain opportunities. These efforts generated solid results during the review period, and European financials holdings were among the largest contributors to relative performance.

Top 10 Sectors/Industries
Based on Equity Securities
8/31/13
% of Total
Net Assets
Pharmaceuticals	10.1%
Commercial Banks	10.0%
Oil, Gas & Consumable Fuels	8.3%
Diversified Financial Services	7.1%
Capital Markets	4.5%
Insurance	4.5%
Energy Equipment & Services	4.1%
Diversified Telecommunication Services	3.5%
Food & Staples Retailing	3.1%
Software	3.0%

Lloyds Banking Group was one of the Fund’s leading financial sector performers. Shares of Great Britain’s biggest mortgage lender reached their highest level in nearly three years after cost cuts and asset sales improved the firm’s profitability and improved capital requirements quicker than many anticipated. Lloyds expertly refocused on its core residential mortgage business, in our opinion, which continued to provide strong performance and a low amount of loan losses despite a still-challenging domestic environment. Despite the firm’s improved capital, loan reserve and efficiency levels and liquidity, shares traded at a discount to tangible book value during most of the review period, and we anticipate further share price appreciation. Like Lloyds, many of our European financials holdings enjoyed enhanced capital reserves and improved returns on equity, which, we believed, in a weak loan growth environment could result in excess cash flows that are likely to be used for shareholder returns.4 However, in our opinion, valuations still failed to reflect the sector’s progress, creating additional appreciation potential.

Valuations, in our view, also remained selectively attractive in information technology (IT) and industrials, two economically sensitive sectors that contributed strongly to performance during the past 12 months.5 Stock selection

4. Return on equity is an amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) over the average of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. Return on equity tells common shareholders how effectually their money is being employed. Comparing percentages for current and prior periods also reveals trends, and comparison with industry composites reveals how well a company is holding its own against its competitors.
5. The information technology sector comprises communications equipment; computers and peripherals; electronic equipment, instruments and components; IT services; semiconductors and semiconductor equipment; and software in the SOI. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, construction and engineering, electrical equipment, industrial conglomerates, machinery, professional services, and trading companies and distributors in the SOI.

Annual Report | 7

Top 10 Equity Holdings
8/31/13

Company	% of Total
Sector/Industry, Country	Net Assets
ING Groep NV, IDR	2.5%
Diversified Financial Services,
Netherlands
Citigroup Inc.	2.3%
Diversified Financial Services, U.S.
Morgan Stanley	2.3%
Capital Markets, U.S.
Roche Holding AG	2.3%
Pharmaceuticals, Switzerland
BNP Paribas SA	2.3%
Commercial Banks, France
Credit Suisse Group AG	2.1%
Capital Markets, Switzerland
Samsung Electronics Co. Ltd.	2.0%
Semiconductors & Semiconductor
Equipment, South Korea
GlaxoSmithKline	2.0%
Pharmaceuticals, U.K.
Microsoft Corp.	2.0%
Software, U.S
Baker Hughes Inc.	1.9%
Energy Equipment & Services, U.S.

again drove relative returns. In the IT sector, certain software holdings benefited as global corporations invested in productivity-enhancing systems as a result of the global financial crisis. However, the software industry fell out of favor during the review period as budget cuts dampened government sector spending and competition from cloud computing specialists created uncertainty. In this environment, the Fund’s deep value technology hardware holdings generated the bulk of sector performance, led by restructuring U.S. computer makers Dell6 and Hewlett-Packard. Restructuring also abounded in the industrials sector, led by International Consolidated Airlines Group (U.K.), the parent airline of British Airways.7 Our analysis showed these companies have excellent cost and capacity discipline, and operational results enhanced profits despite anemic economic growth and muted passenger volume.

Often, knowing what to avoid is as important as knowing what to buy. For example, our caution in the materials and consumer staples sectors was rewarded during the review period.8 In contrast to other companies we have discussed, metals and mining firms in general have demonstrated what we viewed as poor cost discipline in the aftermath of the global financial crisis. Sector valuations remained unenticing to us, and significant industry overcapacity pressured returns and amplified the cyclical downturn experienced in an already volatile sector. Defensive consumer staples stocks faced more structural issues, with Internet and private label brand competition eroding pricing power. Although we found some opportunities, we believed valuations failed to sufficiently discount the sector’s challenges and we remained underweighted. We found more attractive defensive opportunities in health care, a longstanding sector overweighting that notably contributed to performance as investors began to recognize major pharmaceuticals firms for successfully navigating patent expirations and establishing more stable revenue streams.9

Energy was the only sector that detracted from relative performance, primarily because of an overweighted allocation.10 Energy stocks comprised many of the Fund’s largest detractors, with Canadian oil and gas producer Talisman Energy’s shares declining amid weak North American gas prices and falling output from the firm’s North Sea projects. However, the company appeared to successfully shift its focus to more economical international projects, and depressed valuations suggested to us considerable upside potential. We believe the energy sector looked broadly undervalued

6. Sold by period-end.
7.This holding is not an index component.
8.The materials sector comprises chemicals, construction materials, and metals and mining in the SOI. The consumer staples sector comprises food and staples retailing in the SOI.
9.The health care sector comprises biotechnology, health care equipment and supplies, and pharmaceuticals in the SOI.
10.The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

8 | Annual Report

Top 10 Countries
Based on Equity Securities
8/31/13
% of Total
Net Assets
U.S.	35.2%
U.K.	16.6%
France	7.4%
Switzerland	5.8%
South Korea	5.1%
Japan	4.0%
Netherlands	3.0%
Germany	2.9%
Singapore	2.8%
Canada	2.1%

after stocks declined during the past decade as production growth slowed and capital expenditures accelerated. We have become increasingly focused on energy companies we viewed as positioned for robust production growth and offering high dividend yields to reduce our reliance on sector optimism or a “stronger for longer” oil price environment.

Regionally, the Fund’s European holdings outperformed owing to stock selection, particularly in the U.K. and Switzerland. Stock selection in the U.S. and Japan also notably contributed to relative performance. Although the Fund’s regional allocations benefited performance overall, exposure to off-benchmark countries South Korea and Brazil weighed on relative results.

We believe our long track record demonstrates how we have tried to use patience to reap rewards. Our disciplined, value-oriented approach to Europe serves as a good example. Concerns about political tensions, weak economic growth and sovereign debt burdens eased during the period as investors sought to take advantage of valuation opportunities in a region that made considerable progress toward stabilization. We continued to find opportunities we considered attractive bargains in the region. European stocks remained near multi-decade lows based on valuation and price performance relative to the U.S. and appeared as dependent on a global growth recovery as emerging market stocks were. We gained exposure to global growth trends through developed world multinational companies, many based in Europe and trading at significant discounts because of their domicile in mature markets. Valuations were less compelling to us in emerging markets, and our cautious underweighting was rewarded as developing market stocks experienced their worst sell-off in years. However, valuations became more interesting to us and we continued to monitor emerging markets for opportunities amid ongoing volatility.

Our investment philosophy recognizes that finding opportunities in a fast-changing and unpredictable world requires discipline, patience and a contrarian perspective. As Sir John Templeton wrote, “There is only one reason a share goes to a bargain price — because other people are selling. There is no other reason. To get a bargain price, you have got to look for where the public is most frightened and pessimistic.” Stock markets recovered strongly in recent years, although considerable fear and pessimism remained, as reflected in global stock valuations that ended the period nearly one standard deviation below their long-term, cyclically adjusted average. Within this relatively cheap investment universe, we believe the Fund stands out as a compelling source of value. The Fund traded at a considerable discount to the MSCI World Index on all major valuation metrics and, in a low interest rate environment, offered a respectable 2.9% dividend yield. Considerable uncertainty remained and

Annual Report | 9

future volatility may be expected, but we believe the Fund is attractively positioned for long-term capital preservation and appreciation if investors refocus on value and fundamentals over time.

Thank you for your continued participation in Templeton World Fund.

We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

10 | Annual Report

Performance Summary as of 8/31/13

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: TEMWX)			Change	8/31/13	8/31/12
Net Asset Value (NAV)		+$	2.96	$18.02	$15.06
Distributions (9/1/12–8/31/13)
Dividend Income	$0.4169
Short-Term Capital Gain	$0.0075
Long-Term Capital Gain	$0.2458
Total	$0.6702
Class C (Symbol: TEWTX)			Change	8/31/13	8/31/12
Net Asset Value (NAV)		+$	2.87	$17.40	$14.53
Distributions (9/1/12–8/31/13)
Dividend Income	$0.2624
Short-Term Capital Gain	$0.0075
Long-Term Capital Gain	$0.2458
Total	$0.5157
Class R6 (Symbol: n/a)			Change	8/31/13	5/1/13
Net Asset Value (NAV)		+$	0.85	$18.02	$17.17
Advisor Class (Symbol: TWDAX)			Change	8/31/13	8/31/12
Net Asset Value (NAV)		+$	2.94	$18.01	$15.07
Distributions (9/1/12–8/31/13)
Dividend Income	$0.4695
Short-Term Capital Gain	$0.0075
Long-Term Capital Gain	$0.2458
Total	$0.7228

Annual Report | 11

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Aggregate and average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R6/Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	24.71%	+	33.31%	+	115.47%
Average Annual Total Return[2]		+	17.53%	+	4.67%	+	7.34%
Value of $10,000 Investment[3]			$11,753		$12,566		$20,311
Avg. Ann. Total Return (9/30/13)[4]		+	19.44%	+	8.13%	+	7.84%
Total Annual Operating Expenses[5]	1.09%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	23.76%	+	28.41%	+	99.76%
Average Annual Total Return[2]		+	22.76%	+	5.13%	+	7.16%
Value of $10,000 Investment[3]			$12,276		$12,841		$19,976
Avg. Ann. Total Return (9/30/13)[4]		+	24.73%	+	8.61%	+	7.66%
Total Annual Operating Expenses[5]	1.84%
Class R6							Inception (5/1/13)
Cumulative Total Return[1]						+	4.95%
Aggregate Total Return[6]						+	4.95%
Value of $10,000 Investment[3]							$10,495
Aggregate Total Return (9/30/13)[4,6]						+	26.25%
Total Annual Operating Expenses[5]	0.75%
Advisor Class[7]			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	24.97%	+	34.98%	+	119.34%
Average Annual Total Return[2]		+	24.97%	+	6.18%	+	8.17%
Value of $10,000 Investment[3]			$12,497		$13,498		$21,934
Avg. Ann. Total Return (9/30/13)[4]		+	27.07%		9.69%	+	8.68%
Total Annual Operating Expenses[5]	0.84%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

12 | Annual Report

Performance Summary (continued)

Total Return Index Comparison For a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 13

Endnotes

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.
Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries, may increase the economic risk of investing in companies in Europe. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Aggregate total return represents the change in value of an investment for the period indicated. Since Class R6 shares have existed for less than one year, average annual total return is not available.
7. Effective 5/15/06, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/06, a restated figure is used based upon the Fund’s Class A per-
formance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/06, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/06 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +36.75% and +4.38%.
8. Source: © 2013 Morningstar. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity mar-
ket performance in global developed markets. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

14 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 15

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 3/1/13	Value 8/31/13	Period* 3/1/13–8/31/13
Actual	$1,000	$1,095.40	$5.55
Hypothetical (5% return before expenses)	$1,000	$1,019.91	$5.35
Class C
Actual	$1,000	$1,090.90	$9.49
Hypothetical (5% return before expenses)	$1,000	$1,016.13	$9.15
Class R6
Actual (5/1/13–8/31/13)	$1,000	$1,049.50	$2.49
Hypothetical (5% return before expenses)	$1,000	$1,021.58	$3.67
Advisor Class
Actual	$1,000	$1,096.20	$4.23
Hypothetical (5% return before expenses)	$1,000	$1,021.17	$4.08

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.05%; C: 1.80%; R6: 0.72%; and
Advisor: 0.80%), multiplied by the average account value over the period, multiplied by 184/365, to reflect the one-half year period for
Class R6 Hypothetical expenses and Actual and Hypothetical expenses for Classes A, C, and Advisor. The multiplier is 123/365 for Actual
Class R6 expenses to reflect the number of days since inception.

16 | Annual Report

Templeton World Fund

Financial Highlights

		Year Ended August 31,
Class A	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.06	$14.21	$12.74	$12.80	$15.78
Income from investment operations[a]:
Net investment income[b]	0.25	0.29	0.24	0.21	0.24
Net realized and unrealized gains (losses)	3.38	0.84	1.47	(0.01)	(2.59)
Total from investment operations	3.63	1.13	1.71	0.20	(2.35)
Less distributions from:
Net investment income	(0.42)	(0.28)	(0.24)	(0.26)	(0.30)
Net realized gains	(0.25)	—	—	—	(0.33)
Total distributions	(0.67)	(0.28)	(0.24)	(0.26)	(0.63)
Net asset value, end of year	$18.02	$15.06	$14.21	$12.74	$12.80

Total return[c]	24.71%	8.18%	13.45%	1.32%	(14.04)%

Ratios to average net assets
Expenses	1.05%[d]	1.09%	1.07%[d]	1.09%[d]	1.10%[d]
Net investment income	1.49%	1.99%	1.62%	1.54%	2.15%

Supplemental data
Net assets, end of year (000’s)	$5,278,292	$4,857,469	$5,067,228	$5,029,053	$5,431,882
Portfolio turnover rate	17.57%	18.77%	16.11%	16.77%	17.66%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

Templeton World Fund

Financial Highlights (continued)

		Year Ended August 31,
Class C	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.53	$13.69	$12.28	$12.39	$15.23
Income from investment operations[a]:
Net investment income[b]	0.12	0.17	0.13	0.10	0.15
Net realized and unrealized gains (losses)	3.26	0.83	1.41	(0.01)	(2.49)
Total from investment operations	3.38	1.00	1.54	0.09	(2.34)
Less distributions from:
Net investment income	(0.26)	(0.16)	(0.13)	(0.20)	(0.17)
Net realized gains	(0.25)	—	—	—	(0.33)
Total distributions	(0.51)	(0.16)	(0.13)	(0.20)	(0.50)
Net asset value, end of year	$17.40	$14.53	$13.69	$12.28	$12.39

Total return[c]	23.76%	7.41%	12.50%	0.60%	(14.65)%

Ratios to average net assets
Expenses	1.81%[d]	1.84%	1.82%[d]	1.84%[d]	1.85%[d]
Net investment income	0.73%	1.24%	0.87%	0.79%	1.40%

Supplemental data
Net assets, end of year (000’s)	$210,256	$186,483	$201,956	$208,330	$233,637
Portfolio turnover rate	17.57%	18.77%	16.11%	16.77%	17.66%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton World Fund

Financial Highlights (continued)

Period Ended
August 31,
Class R6	2013 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.17
Income from investment operations[b]:
Net investment income[c]	0.12
Net realized and unrealized gains (losses)	0.73
Total from investment operations	0.85
Net asset value, end of period	$18.02

Total return[d]	4.95%

Ratios to average net assets[e]
Expenses	0.72%[f]
Net investment income	1.82%

Supplemental data
Net assets, end of period (000’s)	$24,306
Portfolio turnover rate	17.57%

aFor the period May 1, 2013 (effective date) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

Templeton World Fund

Financial Highlights (continued)

		Year Ended August 31,
Advisor Class	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.07	$14.22	$12.75	$12.80	$15.79
Income from investment operations[a]:
Net investment income[b]	0.30	0.33	0.29	0.24	0.28
Net realized and unrealized gains (losses)	3.36	0.84	1.46	(0.02)	(2.60)
Total from investment operations	3.66	1.17	1.75	0.22	(2.32)
Less distributions from:
Net investment income	(0.47)	(0.32)	(0.28)	(0.27)	(0.34)
Net realized gains	(0.25)	—	—	—	(0.33)
Total distributions	(0.72)	(0.32)	(0.28)	(0.27)	(0.67)
Net asset value, end of year	$18.01	$15.07	$14.22	$12.75	$12.80

Total return	24.97%	8.51%	13.63%	1.61%	(13.79)%

Ratios to average net assets
Expenses	0.81%[c]	0.84%	0.82%[c]	0.84%[c]	0.86%[c]
Net investment income	1.73%	2.24%	1.87%	1.79%	2.39%

Supplemental data
Net assets, end of year (000’s)	$216,767	$232,104	$191,488	$170,328	$166,706
Portfolio turnover rate	17.57%	18.77%	16.11%	16.77%	17.66%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton World Fund

Statement of Investments, August 31, 2013

	Industry	Shares	Value
Common Stocks 94.5%
Canada 2.1%
Suncor Energy Inc.	Oil, Gas & Consumable Fuels	1,238,103	$41,722,584
Talisman Energy Inc.	Oil, Gas & Consumable Fuels	6,001,970	64,096,220
Trican Well Service Ltd.	Energy Equipment & Services	869,300	12,221,114
			118,039,918

China 0.5%
Digital China Holdings Ltd.	Electronic Equipment, Instruments & Components	13,659,900	15,079,213
Dongfang Electric Corp. Ltd., H	Electrical Equipment	9,202,319	12,864,235
			27,943,448

France 7.4%
Alstom SA	Electrical Equipment	1,010,590	35,565,618
AXA SA	Insurance	2,231,490	48,623,884
BNP Paribas SA	Commercial Banks	2,071,960	129,856,255
Orange SA	Diversified Telecommunication Services	1,342,658	13,622,792
Sanofi	Pharmaceuticals	1,089,710	104,701,127
Total SA, B	Oil, Gas & Consumable Fuels	1,666,150	92,310,121
			424,679,797

Germany 2.9%
[a] Commerzbank AG	Commercial Banks	683,888	7,951,260
Deutsche Boerse AG	Diversified Financial Services	18,570	1,302,156
Merck KGaA	Pharmaceuticals	325,180	49,408,146
Metro AG	Food & Staples Retailing	945,088	34,703,257
[a] Osram Licht AG	Electrical Equipment	10,307	412,665
SAP AG	Software	192,704	14,246,274
Siemens AG	Industrial Conglomerates	546,680	57,873,165
			165,896,923

Hong Kong 0.8%
Haier Electronics Group Co. Ltd.	Household Durables	9,540,000	16,682,666
Hutchison Whampoa Ltd.	Industrial Conglomerates	2,444,280	28,369,447
			45,052,113

India 0.4%
Reliance Industries Ltd.	Oil, Gas & Consumable Fuels	1,756,441	22,402,417

Ireland 1.6%
CRH PLC	Construction Materials	2,944,063	62,302,315
[a] Elan Corp. PLC, ADR	Biotechnology	1,771,313	26,994,810
			89,297,125

Italy 1.4%
Eni SpA	Oil, Gas & Consumable Fuels	478,178	10,921,922
UniCredit SpA	Commercial Banks	11,921,865	67,414,099
			78,336,021

Annual Report | 21

Templeton World Fund

Statement of Investments, August 31, 2013 (continued)

	Industry	Shares	Value
Common Stocks (continued)
Japan 4.0%
ITOCHU Corp.	Trading Companies & Distributors	4,437,211	$50,369,930
Nikon Corp.	Leisure Equipment & Products	500,200	8,461,120
Nissan Motor Co. Ltd.	Automobiles	7,984,300	79,489,082
Toyota Motor Corp.	Automobiles	1,462,425	88,518,923
			226,839,055

Netherlands 3.0%
Akzo Nobel NV	Chemicals	276,410	16,256,637
Fugro NV, IDR	Energy Equipment & Services	150,884	9,272,892
[a] ING Groep NV, IDR	Diversified Financial Services	13,353,956	145,005,094
Randstad Holding NV	Professional Services	33,722	1,566,544
			172,101,167

Norway 1.3%
Telenor ASA	Diversified Telecommunication Services	3,602,150	74,874,333

Portugal 0.8%
Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	2,902,130	48,851,912

Russia 0.2%
Gazprom OAO, ADR	Oil, Gas & Consumable Fuels	1,869,144	14,682,126

Singapore 2.8%
DBS Group Holdings Ltd.	Commercial Banks	3,301,396	40,884,161
[a] Flextronics International Ltd.	Electronic Equipment, Instruments & Components	6,640,015	59,627,335
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	22,487,261	61,864,863
			162,376,359

South Korea 5.1%
Hana Financial Group Inc.	Commercial Banks	1,081,930	34,098,015
KB Financial Group Inc.	Commercial Banks	1,876,166	60,311,671
POSCO	Metals & Mining	293,882	85,342,348
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	92,945	114,491,702
			294,243,736

Spain 0.9%
[a] Telefonica SA	Diversified Telecommunication Services	3,802,046	51,637,469

Switzerland 5.8%
ABB Ltd.	Electrical Equipment	1,080,030	23,100,384
Credit Suisse Group AG	Capital Markets	4,136,892	119,251,337
Roche Holding AG	Pharmaceuticals	525,772	131,160,448
Swiss Re AG	Insurance	762,200	58,492,132
			332,004,301

Taiwan 1.4%
Compal Electronics Inc.	Computers & Peripherals	45,414,086	30,560,174
Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	7,501,690	25,177,660

22 | Annual Report

Templeton World Fund

Statement of Investments, August 31, 2013 (continued)

	Industry	Shares	Value
Common Stocks (continued)
Taiwan (continued)
Tripod Technology Corp.	Electronic Equipment, Instruments & Components	11,277,000	$22,332,557
			78,070,391

Turkey 0.4%
[a] Turkcell Iletisim Hizmetleri AS	Wireless Telecommunication Services	4,470,685	23,445,733

United Kingdom 16.6%
Aviva PLC	Insurance	13,300,126	79,724,126
BAE Systems PLC	Aerospace & Defense	9,100,980	61,366,453
BP PLC	Oil, Gas & Consumable Fuels	5,624,998	38,894,001
Carillion PLC	Construction & Engineering	7,144,390	31,696,721
GlaxoSmithKline PLC	Pharmaceuticals	4,412,753	112,524,012
Hays PLC	Professional Services	17,007,399	26,992,403
HSBC Holdings PLC	Commercial Banks	7,607,590	79,718,978
[a] International Consolidated
Airlines Group SA	Airlines	16,297,380	72,355,293
Kingfisher PLC	Specialty Retail	17,216,830	102,774,834
[a] Lloyds Banking Group PLC	Commercial Banks	76,277,570	85,776,413
Man Group PLC	Capital Markets	7,953,365	10,049,522
Royal Dutch Shell PLC,
A (EUR Traded)	Oil, Gas & Consumable Fuels	128,452	4,158,105
Royal Dutch Shell PLC,
A (GBP Traded)	Oil, Gas & Consumable Fuels	5,923	191,611
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	1,800,781	60,635,139
Tesco PLC	Food & Staples Retailing	13,727,548	77,999,015
Vodafone Group PLC	Wireless Telecommunication Services	33,099,475	105,820,885
			950,677,511

United States 35.1%
Abercrombie & Fitch Co., A	Specialty Retail	121,310	4,283,456
Accenture PLC, A	IT Services	179,841	12,993,512
American Express Co.	Consumer Finance	82,658	5,943,937
[a] American International Group Inc.	Insurance	1,283,575	59,634,894
Amgen Inc.	Biotechnology	924,300	100,693,242
Baker Hughes Inc.	Energy Equipment & Services	2,386,740	110,959,543
[a] Brocade Communications
Systems Inc.	Communications Equipment	6,956,403	51,477,382
Chevron Corp.	Oil, Gas & Consumable Fuels	169,276	20,385,909
Cisco Systems Inc.	Communications Equipment	4,452,390	103,785,211
Citigroup Inc.	Diversified Financial Services	2,784,430	134,571,502
Comcast Corp., Special A	Media	1,340,659	54,618,448
CVS Caremark Corp.	Food & Staples Retailing	1,167,530	67,775,116
FedEx Corp.	Air Freight & Logistics	480,496	51,586,051
Foot Locker Inc.	Specialty Retail	1,159,130	37,323,986
General Electric Co.	Industrial Conglomerates	775,335	17,941,252
Halliburton Co.	Energy Equipment & Services	815,089	39,124,272
The Hartford Financial
Services Group Inc.	Insurance	386,300	11,434,480
Hewlett-Packard Co.	Computers & Peripherals	3,549,550	79,296,947

			Annual Report | 23

Templeton World Fund

Statement of Investments, August 31, 2013 (continued)

	Industry	Shares	Value
Common Stocks (continued)
United States (continued)
ING U.S. Inc.	Diversified Financial Services	1,207,690	$34,781,472
JPMorgan Chase & Co.	Diversified Financial Services	1,809,934	91,455,965
LyondellBasell Industries NV, A	Chemicals	186,550	13,086,482
Medtronic Inc.	Health Care Equipment & Supplies	2,059,090	106,557,907
Merck & Co. Inc.	Pharmaceuticals	1,593,410	75,352,359
Microsoft Corp.	Software	3,363,450	112,339,230
Morgan Stanley	Capital Markets	5,097,110	131,301,554
[a] Navistar International Corp.	Machinery	1,144,790	39,231,953
[a] News Corp., A	Media	369,963	5,808,419
Noble Corp.	Energy Equipment & Services	1,651,084	61,420,325
Oracle Corp.	Software	573,701	18,278,114
Pfizer Inc.	Pharmaceuticals	3,808,300	107,432,143
PNC Financial Services Group Inc.	Commercial Banks	160,070	11,568,259
[a] Sprint Corp.	Wireless Telecommunication Services	2,625,528	17,617,293
SunTrust Banks Inc.	Commercial Banks	1,710,680	54,775,974
[a] Swift Energy Co.	Oil, Gas & Consumable Fuels	1,736,740	19,590,427
Time Warner Cable Inc.	Media	330,139	35,440,422
Time Warner Inc.	Media	145,844	8,827,937
Twenty-First Century Fox Inc.	Media	1,479,852	46,363,763
United Parcel Service Inc., B	Air Freight & Logistics	351,599	30,089,842
[a] Zynga Inc.	Software	8,604,261	24,350,059
			2,009,499,039

Total Common Stocks
(Cost $4,401,455,522)			5,410,950,894

Preferred Stocks 1.2%
Brazil 1.2%
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	2,592,398	36,967,596
Vale SA, ADR, pfd., A	Metals & Mining	2,546,830	33,057,853

Total Preferred Stocks
(Cost $62,373,343)			70,025,449

Non-Registered Mutual Funds
(Cost $27,886,000) 0.5%
China 0.5%
[a,b,c,d] Templeton China Opportunities Fund,
Ltd., Reg D	Diversified Financial Services	2,790,529	30,584,202

24 | Annual Report

Templeton World Fund
Statement of Investments, August 31, 2013 (continued)

	Principal Amount*	Value
Mortgage-Backed Securities (Cost $3,035,865) 0.1%
United States 0.1%
FHLMC Gold 30 Year, 5.50%, 12/01/35	$3,080,143	$3,323,454
Total Investments before Short Term Investments
(Cost $4,494,750,730)		5,514,883,999
Short Term Investments 3.5%
Time Deposits 3.5%
Canada 2.4%
Bank of Montreal, 0.04%, 9/03/13	25,000,000	25,000,000
Royal Bank of Canada, 0.05%, 9/03/13	116,000,000	116,000,000
		141,000,000
United States 1.1%
Scotia Capital Markets, 0.01%, 9/03/13	65,000,000	65,000,000
Total Time Deposits (Cost $206,000,000)		206,000,000
Total Investments (Cost $4,700,750,730) 99.8%		5,720,883,999
Other Assets, less Liabilities 0.2%		8,736,150
Net Assets 100.0%		$5,729,620,149

See Abbreviations on page 41.

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 1(c) regarding investment in Templeton China Opportunities Fund, Ltd.
cSee Note 8 regarding restricted securities.
dSee Note 9 regarding holdings of 5% voting securities.

Annual Report | The accompanying notes are an integral part of these financial statements. | 25

Templeton World Fund

Financial Statements

Statement of Assets and Liabilities
August 31, 2013

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,672,864,730
Cost - Non-controlled affiliated issuers (Note 9)	27,886,000
Total cost of investments	$4,700,750,730
Value - Unaffiliated issuers	$5,690,299,797
Value - Non-controlled affiliated issuers (Note 9)	30,584,202
Total value of investments	5,720,883,999
Cash	50,896
Foreign currency, at value (cost $1,492,706)	1,497,387
Receivables:
Investment securities sold	7,260,260
Capital shares sold	2,905,636
Dividends and interest	14,949,478
Other assets	1,032
Total assets	5,747,548,688
Liabilities:
Payables:
Investment securities purchased	8,181,458
Capital shares redeemed	3,511,817
Management fees	3,080,503
Administrative fees	398,848
Distribution fees	1,299,764
Transfer agent fees	953,178
Accrued expenses and other liabilities	502,971
Total liabilities	17,928,539
Net assets, at value	$5,729,620,149
Net assets consist of:
Paid-in capital	$4,414,519,512
Undistributed net investment income	55,162,219
Net unrealized appreciation (depreciation)	1,020,155,274
Accumulated net realized gain (loss)	239,783,144
Net assets, at value	$5,729,620,149

26 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton World Fund

Financial Statements (continued)

Statement of Assets and Liabilities (continued)
August 31, 2013

Class A:
Net assets, at value	$5,278,291,715
Shares outstanding	292,943,141
Net asset value per share[a]	$18.02
Maximum offering price per share (net asset value per share ÷ 94.25%)	$19.12
Class C:
Net assets, at value	$210,255,547
Shares outstanding	12,082,294
Net asset value and maximum offering price per share[a]	$17.40
Class R6
Net assets, at value	$24,306,331
Shares outstanding	1,349,220
Net asset value and maximum offering price per share	$18.02
Advisor Class:
Net assets, at value	$216,766,556
Shares outstanding	12,033,728
Net asset value and maximum offering price per share	$18.01

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 27

Templeton World Fund

Financial Statements (continued)

Statement of Operations
for the year ended August 31, 2013

Investment income:
Dividends (net of foreign taxes of $7,892,163)	$140,558,310
Interest	375,402
Income from securities loaned	1,319
Total investment income	140,935,031
Expenses:
Management fees (Note 3a)	34,187,250
Administrative fees (Note 3b)	4,439,010
Distribution fees: (Note 3c)
Class A	12,399,194
Class B	5,981
Class C	1,996,633
Transfer agent fees: (Note 3e)
Class A	4,688,326
Class B	598
Class C	183,781
Class R6	45
Advisor Class	229,965
Custodian fees (Note 4)	622,220
Reports to shareholders	245,349
Registration and filing fees	146,282
Professional fees	154,738
Trustees’ fees and expenses	120,635
Other	111,217
Total expenses	59,531,224
Expense reductions (Note 4)	(39)
Net expenses	59,531,185
Net investment income	81,403,846
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	269,986,830
Foreign currency transactions	(1,079,597)
Net realized gain (loss)	268,907,233
Net change in unrealized appreciation (depreciation) on:
Investments	860,952,264
Translation of other assets and liabilities denominated in foreign currencies	46,853
Change in deferred taxes on unrealized appreciation	75,126
Net change in unrealized appreciation (depreciation)	861,074,243
Net realized and unrealized gain (loss)	1,129,981,476
Net increase (decrease) in net assets resulting from operations	$1,211,385,322

28 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton World Fund

Financial Statements (continued)

Statements of Changes in Net Assets

	Year Ended August 31,
	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income	$81,403,846	$104,576,756
Net realized gain (loss) from investments and foreign currency transactions	268,907,233	212,356,133
Net change in unrealized appreciation (depreciation) on investments, translation of
other assets and liabilities denominated in foreign currencies and deferred taxes	861,074,243	90,413,332
Net increase (decrease) in net assets resulting from operations	1,211,385,322	407,346,221
Distributions to shareholders from:
Net investment income:
Class A	(125,749,470)	(95,643,281)
Class B	—	(14,623)
Class C	(3,213,854)	(2,185,708)
Advisor Class	(6,995,392)	(4,295,512)
Net realized gains:
Class A	(76,399,449)	—
Class B	(16,935)	—
Class C	(3,102,423)	—
Advisor Class	(3,774,084)	—
Total distributions to shareholders	(219,251,607)	(102,139,124)
Capital share transactions: (Note 2)
Class A	(490,498,402)	(491,229,823)
Class B	(2,160,569)	(5,947,505)
Class C	(11,906,897)	(26,268,880)
Class R6	24,666,179	—
Advisor Class	(60,679,854)	27,917,231
Total capital share transactions	(540,579,543)	(495,528,977)
Net increase (decrease) in net assets	451,554,172	(190,321,880)
Net assets:
Beginning of year	5,278,065,977	5,468,387,857
End of year	$5,729,620,149	$5,278,065,977
Undistributed net investment income included in net assets:
End of year	$55,162,219	$108,369,391

Annual Report | The accompanying notes are an integral part of these financial statements. | 29

Templeton World Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of two separate funds. The Templeton World Fund (Fund) is included in this report. The financial statements of the remaining fund in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R6, and Advisor Class. Effective May 1, 2013, the Fund began offering a new class of shares, Class R6. Effective March 22, 2013, all Class B shares were converted to Class A. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the

30 | Annual Report

Templeton World Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Time deposits are valued at cost, which approximates market value.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions

Annual Report | 31

Templeton World Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Investment in Templeton China Opportunities Fund, Ltd.

The Fund invests in Templeton China Opportunities Fund, Ltd. (China Fund), a private offering of unregistered shares in a Cayman Islands Exempt Company. The China Fund investment objective is to seek capital growth primarily through investments in A-shares of Chinese companies listed on the Shanghai and Shenzhen stock exchanges. Chinese A-shares are traded in Chinese Renminbi and are only available as an investment to domestic (Chinese) investors and holders of a Qualified Foreign Institutional Investors license. The China Fund is managed by Templeton Investment Counsel, LLC (an affiliate of the investment manager). No additional management or administrative fees are incurred on assets invested in the China Fund.

The China Fund may be subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds and earnings associated with its investment, as such activities are subject to approval by agencies of the Chinese government and thus the Fund may incur delays in redeeming its investment in the China Fund. The Fund’s investment in the China Fund is valued based upon the fair value of the China Fund’s portfolio securities and other assets and liabilities.

d. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100%

32 | Annual Report

Templeton World Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Securities Lending (continued)

of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At August 31, 2013, the Fund had no securities on loan.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of August 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or

Annual Report | 33

Templeton World Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Security Transactions, Investment Income, Expenses and Distributions (continued)

temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2013, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

		Year Ended August 31,
	2013		2012
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	21,020,191	$353,575,364	18,925,856	$271,763,899
Shares issued in reinvestment
of distributions	11,494,306	182,184,742	6,409,210	85,627,061
Shares redeemed	(62,146,785)	(1,026,258,508)	(59,413,438)	(848,620,783)
Net increase (decrease)	(29,632,288)	$(490,498,402)	(34,078,372)	$(491,229,823)
34 | Annual Report

Templeton World Fund

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

		Year Ended August 31,
	2013		2012
	Shares	Amount	Shares	Amount
Class B Shares[a]:
Shares sold	190	$3,029	5,211	$72,756
Shares issued in reinvestment
of distributions	899	14,546	889	11,891
Shares redeemed	(134,986)	(2,178,144)	(422,716)	(6,032,152)
Net increase (decrease)	(133,897)	$(2,160,569)	(416,616)	$(5,947,505)
Class C Shares:
Shares sold	975,417	$15,948,040	826,689	$11,406,348
Shares issued in reinvestment
of distributions	358,068	5,510,662	146,889	1,903,687
Shares redeemed	(2,085,565)	(33,365,599)	(2,887,008)	(39,578,915)
Net increase (decrease)	(752,080)	$(11,906,897)	(1,913,430)	$(26,268,880)
Class R6 Shares[b]:
Shares sold	1,363,910	$24,935,999	—	$—
Shares redeemed	(14,690)	(269,820)	—	—
Net increase (decrease)	1,349,220	$24,666,179	—	$—
Advisor Class Shares:
Shares sold	4,793,582	$79,599,371	4,766,137	$68,534,805
Shares issued in reinvestment
of distributions	612,858	9,695,416	281,226	3,751,556
Shares redeemed	(8,777,773)	(149,974,641)	(3,105,285)	(44,369,130)
Net increase (decrease)	(3,371,333)	$(60,679,854)	1,942,078	$27,917,231

[a]Effective March 22, 2013, all class B Shares were converted to Class A.
[b]For the period May 1, 2013 (effective date) to August 31, 2013.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Annual Report | 35

Templeton World Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.630%	Up to and including $1 billion
0.615%	Over $1 billion, up to and including $5 billion
0.600%	Over $5 billion, up to and including $10 billion
0.580%	Over $10 billion, up to and including $15 billion
0.560%	Over $15 billion, up to and including $20 billion
0.540%	In excess of $20 billion

b. Administrative Fees

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class B	1.00%
Class C	1.00%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment

36 | Annual Report

Templeton World Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements (continued)

or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to
unaffiliated broker/dealers	$523,945
CDSC retained	$12,388

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended August 31, 2013, the Fund paid transfer agent fees of $5,102,715, of which $2,820,342 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until December 31, 2014. There were no expenses waived during the year ended August 31, 2013.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2013, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carry-forwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At August 31, 2013, the Fund had capital loss carryforwards of $6,895,459 expiring in 2017.

Capital loss carryforwards subject to expiration:
2016	$4,871,719
2017	2,023,740
	$6,895,459	[a]

a Includes $6,895,459 from the merged Templeton Global Long-Short Fund, which may be carried over to offset future capital gains, subject to certain limitations.

Annual Report | 37

Templeton World Fund

Notes to Financial Statements (continued)

5. INCOME TAXES (continued)

During the year ended August 31, 2013, the Fund utilized $2,023,740 of capital loss carryforwards.

The tax character of distributions paid during the years ended August 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from:
Ordinary income	$138,424,946	$102,139,124
Long term capital gain	80,826,661	—
	$219,251,607	$102,139,124

At August 31, 2013, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$4,716,373,978

Unrealized appreciation	$1,326,535,415
Unrealized depreciation	(322,025,394)
Net unrealized appreciation (depreciation)	$1,004,510,021

Undistributed ordinary income	$99,773,534
Undistributed long term capital gains	217,698,492
Distributable earnings	$317,472,026

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of regulatory settlements.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2013, aggregated $950,054,235 and $1,717,078,965, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

38 | Annual Report

Templeton World Fund

Notes to Financial Statements (continued)

8. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At August 31, 2013, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Dates	Cost	Value
2,790,529	Templeton China Opportunities Fund, Ltd.,
	Reg D
	Total Restricted Securities
	(Value is 0.53% of Net Assets)	1/27/10 - 12/01/11	$27,886,000	$30,584,202

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended August 31, 2013, were as shown below.

	Number of			Number of
	Shares Held			Shares Held	Value		Realized
	at Beginning	Gross	Gross	at Beginning	at End	Investment	Capital
Name of Issuer	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)
Non-Controlled Affiliates
Templeton China
Opportunities Fund, Ltd., Reg D
Total Affiliated Securities
(Value is 0.53% of Net Assets)	2,790,529	—	—	2,790,529	$30,584,202	$ —	$ —

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit

Annual Report | 39

Templeton World Fund

Notes to Financial Statements (continued)

10. CREDIT FACILITY (continued)

Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended August 31, 2013, the Fund did not use the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of August 31, 2013, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Russia	$—	$14,682,126	$—	$14,682,126
Other Equity Investments[b]	5,466,294,217	—	—	5,466,294,217
Non-Registered Mutual Funds	—	—	30,584,202	30,584,202
Mortgage-Backed Securities	—	3,323,454	—	3,323,454
Short Term Investments	—	206,000,000	—	206,000,000
Total Investments in
Securities	$5,466,294,217	$224,005,580	$30,584,202	$5,720,883,999

aIncludes common and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

40 | Annual Report

Templeton World Fund

Notes to Financial Statements (continued)

12. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU

No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

In June 2013, the FASB issued ASU No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio			Selected Currencies

ADR	-	American Depositary Receipt	EUR	- Euro
FHLMC	-	Federal Home Loan Mortgage Corp.	GBP	- British Pound
IDR	-	InternationalDepositary Receipt

Annual Report | 41

Templeton World Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Funds and Shareholders of Templeton World Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton World Fund (the “Fund”) at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 18, 2013

42 | Annual Report

Templeton World Fund

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $80,826,661 as a long term capital gain dividend for the fiscal year ended August 31, 2013.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $2,466,233 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2013.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 25.59% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2013.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $125,730,303 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2013. Distributions, including qualified dividend income, paid during calendar year 2013 will be reported to shareholders on Form 1099-DIV by mid-February 2014. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At August 31, 2012, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 19, 2012, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as reported by the Fund, to Class A, Class B, Class C, and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Class A	$0.0302	$0.2741	$0.2214
Class B	$0.0302	$—	$—
Class C	$0.0302	$0.1877	$0.1516
Advisor Class	$0.0302	$0.3036	$0.2452

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Annual Report | 43

Templeton World Fund

Tax Information (unaudited) (continued)

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2013, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2012. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2012 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

44 | Annual Report

Templeton World Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Harris J. Ashton (1932)	Trustee	Since 1992	141	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	38	SLM Corporation (Sallie Mae), Ares
300 S.E. 2nd Street				Capital Corporation (specialty finance
Fort Lauderdale, FL 33301-1923				company) and Allied Capital Corporation
(financial services) (2003-2010).
Principal Occupation During at Least the Past 5 Years:
Independent strategic and financial consultant; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee	Since 2003	27	Talon Metals Corp. (mining explo-
300 S.E. 2nd Street				ration), Fortis, Inc. (utility holding
Fort Lauderdale, FL 33301-1923				company) and AML Foods Limited
(retail distributors).
Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Trustee since	141	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	2003 and Lead		refining of oil and gas), H.J. Heinz
Fort Lauderdale, FL 33301-1923	Trustee	Independent		Company (processed foods and
		Trustee since 2007		allied products) (1994-2013), RTI
International Metals, Inc. (manufacture
and distribution of titanium), Canadian
National Railway (railroad) and White
Mountains Insurance Group, Ltd.
(holding company).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet
(1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

Annual Report | 45

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
J. Michael Luttig (1954)	Trustee	Since 2009	141	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2005	34	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
				(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	141	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).

Larry D. Thompson (1945)	Trustee	Since 2005	141	Cbeyond, Inc. (business communica-
300 S.E. 2nd Street				tions provider) (2010-2012), The
Fort Lauderdale, FL 33301-1923				Southern Company (energy company)
				(2010-2012) and The Washington
				Post Company (education and media
				organization).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (July 2012); and
formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President –
Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004);
Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos	Trustee	Since 2003	27	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly,
Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	45	El Oro Ltd (investments).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

46 | Annual Report

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since 2007	152	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	141	None
One Franklin Parkway	the Board and	Board since June
San Mateo, CA 94403-1906	Trustee and	2013, Trustee
	Vice President	since 1992 and
Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President,
Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957)	President and	Since 2012	Not Applicable	Not Applicable
Lyford Cay	Chief Executive
Nassau, Bahamas	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Executive Vice President, Franklin Templeton Investment
Corp.; Chief Investment Officer of Templeton Global Equity Group; and officer of six of the investment companies in Franklin Templeton
Investments.

Laura F. Fergerson (1962)	Chief Executive	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Annual Report | 47

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.
Kimberly H. Novotny (1972)	Vice President	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Corporate Counsel, Franklin Templeton Investments; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments;
and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton
Group of Funds (2004-2013).

48 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005);
and General Counsel, Investment Company Institute (ICI) (1997-2004).

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	March 2013 and
Fort Lauderdale, FL 33301-1923		Vice President
since 2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc.
(Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that
Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit
Committee since 2008. She currently serves as a director of SLM Corporation and Ares Capital Corporation and was formerly a director of Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and
Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call
(800) DIAL BEN/342-5236 to request the SAI.

Annual Report | 49

Templeton World Fund

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held May 21, 2013, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments complex in comparison with those charged other fund complexes deemed comparable. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis report included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy

50 | Annual Report

Templeton World Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the more recent Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 28, 2013, and the previous 10 years ended such date in comparison with a performance universe selected by Lipper. The Lipper performance universe for the Fund consisted of the Fund and all retail and institutional global large-cap value funds as selected by Lipper. On a comparative basis, the Lipper report showed the Fund’s total return to be in the middle quintile, but upper half, of such performance universe for the one-year period, and on an annualized basis to be in either the

Annual Report | 51

Templeton World Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

highest or second-highest performing quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s comparative performance as set forth in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis included administrative charges as being part of the management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rate and actual total expense ratio of the Fund to be below the median of its Lipper expense group. The Board was satisfied with the comparative expenses of the Fund as set forth in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2012, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary

52 | Annual Report

Templeton World Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as the Fund grows in size, its effective management fee rate declines.

The Fund’s investment management agreement provides a fee at the rate of 0.63% on the first $1 billion of Fund net assets; 0.615% on the next $4 billion of Fund net assets; 0.60% on the next $5 billion of Fund net assets; 0.58% on the next $5 billion of Fund net assets; 0.56% on the next $5 billion of Fund net assets; and 0.54% on net assets in excess of $20 billion. The Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2012, the net assets of the Fund were approximately $5.3 billion. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for the Fund provides a sharing of benefits with the Fund and its shareholders.

Annual Report | 53

Templeton World Fund

Shareholder Information (continued)

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

54 | Annual Report

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AUGUST 31, 2013

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Templeton Funds

Sign up for electronic delivery
at **franklintempleton.com/edelivery**

INTERNATIONAL

TEMPLETON FOREIGN FUND

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · **Templeton** · Mutual Series

Annual Report

Templeton Foreign Fund

Your Fund’s Goal and Main Investments: Templeton Foreign Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities of companies located outside the U.S., including emerging markets. The Fund will invest, under normal market circumstances, at least 80% of its net assets in “foreign securities,” as defined in the prospectus.

Performance data represent
past performance, which does
not guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.
Please visit franklintempleton.com
or call (800) 342-5236 for most
recent month-end performance.

We are pleased to bring you Templeton Foreign Fund’s annual report for the fiscal year ended August 31, 2013.

Performance Overview

Templeton Foreign Fund – Class A delivered a +25.17% cumulative total return for the 12 months under review. In comparison, the MSCI Europe, Australasia, Far East (EAFE) Index, which measures global equity performance in developed countries excluding the U.S. and Canada, posted a +19.17% total return.1 The Fund’s long-term relative results are shown in the Performance Summary beginning on page 11. For the 10-year period ended August 31, 2013, Templeton Foreign Fund – Class A delivered a +109.89% cumulative total return, compared with the MSCI EAFE Index’s +116.92% cumulative total return for the same period.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary.

Economic and Market Overview

The 12 months under review encompassed a period of improving investor sentiment as reinvigorated policy support and economic recovery in the developed world offset a slowdown in emerging markets, sell-offs in bonds and

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. As of 8/31/13, the Fund’s Class A 10-year average annual total return not including the maximum sales charge was +7.70%, compared with the MSCI EAFE Index’s 10-year average annual total return of +8.05%. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 23.

Annual Report | 3

commodities, and rising geopolitical tensions. Investors entered the period cautiously, given economic uncertainty and imminent leadership transitions in some of the world’s largest economies. Ultimately, those transitions in the U.S., China and Japan proceeded smoothly and the drama of electoral politics was replaced by that of fiscal politics as U.S. lawmakers struck a deal on New Year’s Day to partially avert $600 billion of automatic tax hikes and spending cuts.

The stock market rally accelerated in 2013 amid redoubled central bank commitments, continued corporate earnings strength and increasing signs of economic progress, though the recovery remained uneven. U.S. growth and employment trends generally exceeded expectations and Europe emerged from recession, while Japan’s growth improved but failed to meet analysts’ expectations. Growth in China and emerging markets, however, tended to lag. Differences in global economic trends corresponded with increasingly divergent policy approaches. The U.S. Federal Reserve Board vowed to keep interest rates low until unemployment met its 6.5% target but sparked considerable volatility and a Treasury sell-off by suggesting it may taper monthly bond purchases should economic conditions warrant. The European Central Bank cut benchmark interest rates to a record low and pledged to maintain systemic support following a bank run in Cyprus and political turmoil in Greece, Spain, Portugal and Italy. Elsewhere, the Bank of Japan set an explicit inflation target and pledged to double bond purchases in an unprecedented wave of policy reform.

Emerging market central banks were less accommodative, with Brazil and India hiking interest rates amid rising inflation and China taking measures to curb real estate and credit speculation. Chinese tightening rattled credit markets, and a spike in interbank lending rates underscored concerns about the country’s shadow banking system. Volatility soon engulfed the broader emerging market region as protests roiled Turkey and Brazil, civil war threatened Egypt and international military intervention looked possible in Syria. Regional asset prices tumbled as investors responded to rising bond rates by unwinding highly leveraged emerging market carry trades.2 In response, emerging market stocks recorded their biggest outflows on record and regional currencies sharply depreciated. Oil staged a late rally based on supply concerns related to geopolitical turmoil, while gold, which had recorded its biggest drop in four decades over the summer, recovered somewhat at period-end. Overall, risks remained elevated during the period, though policy stayed supportive, and increasingly divergent economic and political circumstances resulted in declining market correlations, which many bottom-up investors perceived as more favorable.

2. In a carry trade, an investor seeks to profit from an interest rate differential by borrowing low-yielding currencies and lending high-yielding currencies. The use of borrowed capital to facilitate the trade creates leverage for the borrower.

4 | Annual Report

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. As we look internationally, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Top 10 Sectors/Industries
Based on Equity Securities
8/31/13
% of Total
Net Assets
Commercial Banks	10.7%
Oil, Gas & Consumable Fuels	9.6%
Energy Equipment & Services	7.5%
Insurance	7.4%
Pharmaceuticals	6.7%
Diversified Financial Services	5.1%
Capital Markets	4.9%
Diversified Telecommunication Services	4.5%
Food & Staples Retailing	3.9%
Trading Companies & Distributors	3.0%

Manager’s Discussion

The Fund delivered solid absolute gains and outperformed the benchmark MSCI EAFE Index during the review period. The Fund also outperformed the benchmark on trailing two-, three-, five-, seven- and 15-year horizons, as well as since inception. Encouragingly, the bulk of outperformance during the Fund’s fiscal year was attributable to stock selection, highlighting the benefits of our bottom-up value discipline during a period of improving market conditions. Arguably more important than the market’s recent directional conviction was the market’s recognition of characteristics that had seemingly been ignored since the global financial crisis began. The market’s ability to distinguish between companies based on fundamentals represented one of these characteristics. Historically, firms with fundamental advantages — strong balance sheets, organic revenue growth and sustainable profit margins — were rewarded by the market with a premium valuation. After the 2008 global financial crisis, investors seemed to deemphasize business fundamentals. The ability of individual stocks to generate earnings, cash flow and asset value growth over the long term seemed to be viewed as less important than investors’ need to navigate risk. In this environment, global equity correlations (the tendency of stocks to move in unison) spiked to two standard deviations above their long-term average, the highest level ever. These unusual conditions created significant challenges for disciplined investors who buy stocks on the basis of long-term intrinsic values.

To understand the challenges and opportunities confronting stock pickers in recent years requires understanding the unusual environment we experienced —a new market paradigm created largely by global policymakers’ actions. After Lehman Brothers Holdings’ collapse in September 2008, central bankers who normally focused on price stability and politicians who usually focused on policy legislation suddenly had a new, urgent priority — stabilizing the reeling global financial system. Through various traditional and non-traditional tools intended to lower borrowing costs, open credit channels and backstop systemically important banking institutions, they pursued their key objective of restoring confidence to financial markets. Although the policymakers have

Annual Report | 5

largely succeeded so far, a byproduct was a bipolar market environment characterized by knee-jerk movements in and out of risk assets, such as stocks. Instead of focusing on long-term business fundamentals, in recent years market participants speculated on the short-term direction of policy stimulus, adding or reducing exposure to risk assets accordingly. We have never speculated on variables we consider to be objectively unknowable. As Sir John Templeton explained, “I never ask if the market is going to go up or down, because I do not know, and besides it does not matter. I search nation after nation for stocks, asking: ‘Where is the one that is lowest priced in relation to what I believe it is worth?’” We cannot predict the future; instead, we analyze individual securities to understand what assumptions investors are making about the long-term earnings power, cash flow capabilities and asset growth potential of businesses.

Consequently, although the recent environment created certain challenges, we believe it also created excellent opportunities, as a market that ignores fundamental value tends to misprice it. As a result, we sought to take advantage of numerous short-term mispricings by purchasing stocks that had what we considered significant long-term value, and the Fund has outperformed its benchmark since the global financial crisis. The Fund’s outperformance accelerated considerably during the review period as the global financial system appeared to stabilize, the market’s risk rotation began to recede, and divergent global economic and policy trends contributed to a more nuanced investment environment. Against this backdrop, stock correlations fell to their lowest levels since the global financial crisis began as investors finally appeared more selective.

The market’s shift from focusing on top-down economic and political trends to bottom-up stock fundamentals benefited the Fund’s more contrarian value allocations. Our overweighted European and financials sector positions had been contrarian at a time when the eurozone and the global banking system faced severe threats to stability. Also contrarian were our materials sector and emerging markets underweightings, particularly at a time when resource-hungry developing markets were expected to decouple from their indebted developed world counterparts. However, we have found that cheap stocks can appreciate merely from less bad news, while expensively valued stocks can stumble after less good news. Many emerging market and materials stocks were seemingly priced for optimal conditions, in our view. Conversely, Europe and the financials sector, and other unpopular market segments such as information technology, energy, health care and telecommunication services were areas where we found many stocks whose prices seemed discounted to reflect worst-case scenarios that we considered unlikely.

6 | Annual Report

This would certainly describe the challenges faced when we invested in European financials.3 When we began materially increasing European financials exposure in 2010, some of the region’s banks traded at a 70% discount to their tangible book values, a level that major financial institutions had not reached since U.S. banks did in the Great Depression. The sector’s unpopularity resulted from economic risks to European stability and stock-specific risks, including earnings impairments, onerous regulatory requirements and solvency concerns. We were encouraged by European policymakers’ efforts to effectively strengthen the regional financial system and by the fact that the bailout costs required to hold the eurozone together would likely be significantly less than the costs of a eurozone breakup. We also felt the stock-specific risks were overstated given the fundamental restructuring and balance sheet repair undertaken at the corporate level. Our thorough fundamental sector analysis allowed us to identify what we believed were the most attractive bargain opportunities. These efforts generated solid results during the review period, and European financials holdings were among the largest contributors to relative performance.

Dutch financial services firm ING Groep was one of the Fund’s leading financials sector performers. To us, ING Groep exemplified the opportunities we found in the sector amid crisis. The Dutch government bailed out ING Groep in 2008 and forced the firm to divest its insurance operations and reduce its balance sheet by nearly half, conditions that weighed heavily on investor sentiment. Although we expected a difficult and uneven recovery amid a tough restructuring process, we also believed ING’s ability to favorably dispose of its valuable insurance assets and improve its core banking returns were being significantly underestimated by investors. At period-end, the company was nearing completion of its European Union-imposed bailout commitments following more than 35 disposals that raised roughly 23 billion euros, and recent results highlighted the operational gains achieved at ING’s banking business as the company cut costs and improved margins. Like ING, many of our European financials holdings enjoyed enhanced capital reserves and improved returns on equity, which, we believed, in a weak loan growth environment could result in excess cash flows that were likely to be used for shareholder returns.4 However, in our opinion, valuations still failed to reflect the sector’s progress, creating additional appreciation potential.

Top 10 Equity Holdings
8/31/13

Company	% of Total
Sector/Industry, Country	Net Assets
ING Groep NV	4.3%
Diversified Financial Services,
Netherlands
BNP Paribas SA	2.9%
Commercial Banks, France
Credit Suisse Group AG	2.8%
Capital Markets, Switzerland
Tesco PLC	2.7%
Food & Staples Retailing, U.K.
Aviva PLC	2.3%
Insurance, U.K.
Samsung Electronics Co. Ltd.	2.3%
Semiconductors & Semiconductor
Equipment, South Korea
Baker Hughes Inc.	2.2%
Energy Equipment & Services, U.S.
AXA SA	2.1%
Insurance, France
Roche Holding AG	1.9%
Pharmaceuticals, Switzerland
KB Financial Group Inc.	1.9%
Commercial Banks, South Korea

3. The financials sector comprises capital markets, commercial banks, diversified financial services and insurance in the SOI.
4. Return on equity is an amount, expressed as a percentage, earned on a company’s common stock investment for a given period. It is calculated by dividing common stock equity (net worth) over the average of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. Return on equity tells common shareholders how effectually their money is being employed. Comparing percentages for current and prior periods also reveals trends, and comparison with industry composites reveals how well a company is holding its own against its competitors.

Annual Report | 7

The Fund’s health care stocks also notably outperformed the benchmark during the review period.5 We found contrarian investment opportunities in the pharmaceuticals industry in recent years. The industry faced many challenges, including patent expirations, generic drug competition, increasing regulation and waning research and development productivity, all of which kept investors skeptical. As in the financials sector, low valuations reflected these well-known challenges but largely failed to credit companies for actively addressing them. We observed many companies cutting costs, refocusing their research and development efforts and shifting business mixes to longer duration assets, such as vaccines, consumer and animal health products, nutrition, emerging markets and large molecule drugs, to stabilize revenues and reduce patent dependency. It seems investors have finally begun to recognize these companies for their efforts. Major pharmaceuticals manufacturers such as France’s Sanofi and Switzerland’s Roche Holding, each with strong biotechnology businesses and notable emerging market exposure, performed well during the review period. With valuations we consider still modest and investors beginning to acknowledge the sector’s unique combination of defensive characteristics — attractive yield, non-discretionary products, and growth potential from emerging market health care expansion, aging populations and biological innovation — we believe certain health care holdings are well positioned for continued competitive performance.

We also remained positive toward our overweighted holdings in the energy and telecommunication services sectors, where we continued to find what we viewed as attractive opportunities from a bottom-up perspective.6 However, these sectors were largely out of favor during the period and ended as the primary sector detractors from relative returns. The telecommunication services sector suffered as characteristics initially considered advantageous by investors were later seen as liabilities. The utility-like sector has long been allowed a rate of return well above other regulated industries, although this presumptive advantage challenged certain companies during the review period as increased competition pressured pricing and eroded profitability. Also, as emerging markets retreated during the period, a number of firms experienced operations impairments in these formerly desirable markets. However, we began to see signs of more rational industry dynamics emerging, with increasing consolidation that may improve profitability, and we remained favorable toward certain telecommunications firms with geographically diverse revenues, attractive dividend yields and, to us, undemanding valuations. We believe the energy sector

5. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI.
6. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

8 | Annual Report

looked broadly undervalued after stocks declined during the past decade as production growth slowed and capital expenditures accelerated. We have become increasingly focused on energy companies we viewed as positioned for robust production growth and offering high dividend yields to reduce our reliance on sector optimism or a “stronger for longer” oil price environment.

Regionally, the Fund’s European holdings outperformed owing to stock selection, particularly in Switzerland and the U.K. Stock selection in Japan also notably contributed to relative performance. Although the Fund’s regional allocations benefited performance overall, exposure to off-benchmark countries Canada, South Korea and Taiwan weighed on relative results.

We believe our long track record demonstrates how we have tried to use patience to reap rewards. Our disciplined, value-oriented approach to Europe serves as a good example. Concerns about political tensions, weak economic growth and sovereign debt burdens eased during the period as investors sought to take advantage of valuation opportunities in a region that made considerable progress toward stabilization. We continued to find opportunities we considered attractive bargains in the region. European stocks remained near multi-decade lows based on valuation and price performance relative to the U.S. and appeared as dependent on a global growth recovery as emerging market stocks were. We gained exposure to global growth trends through developed world multinational companies, many based in Europe and trading at significant discounts because of their domicile in mature markets. Valuations were less compelling to us in emerging markets, and our cautious underweighting was rewarded as developing market stocks experienced their worst sell-off in years. However, valuations became more interesting to us and we continued to monitor emerging markets for opportunities amid ongoing volatility.

Our investment philosophy recognizes that finding opportunities in a fast-changing and unpredictable world requires discipline, patience and a contrarian perspective. As Sir John Templeton wrote, “There is only one reason a share goes to a bargain price — because other people are selling. There is no other reason. To get a bargain price, you have got to look for where the public is most frightened and pessimistic.” Stock markets recovered strongly in recent years, although considerable fear and pessimism remained, as reflected in global stock valuations that ended the period nearly one standard deviation below their long-term, cyclically adjusted average. Within this relatively cheap investment universe, we believe the Fund stands out as a compelling source of value. The Fund traded at a considerable discount to the MSCI World Index on all major valuation metrics and, in a low interest rate environment, offered a respectable 2.9% dividend yield. Considerable uncertainty remained and future volatility may be expected, but we believe the Fund is attractively positioned for long-term capital preservation and appreciation if investors refocus on value and fundamentals over time.

Top 10 Countries
Based on Equity Securities
8/31/13
% of Total
Net Assets
U.K.	18.5%
France	13.2%
South Korea	9.1%
Netherlands	8.8%
Switzerland	8.0%
U.S.	6.5%
Japan	6.2%
Canada	5.7%
China	5.4%
Germany	4.0%

Annual Report | 9

Thank you for your continued participation in Templeton Foreign Fund.

We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

10 | Annual Report

Performance Summary as of 8/31/13

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: TEMFX)			Change	8/31/13	8/31/12
Net Asset Value (NAV)		+$	1.41	$7.67	$6.26
Distributions (9/1/12–8/31/13)
Dividend Income	$0.1491
Class C (Symbol: TEFTX)			Change	8/31/13	8/31/12
Net Asset Value (NAV)		+$	1.37	$7.48	$6.11
Distributions (9/1/12–8/31/13)
Dividend Income	$0.0986
Class R (Symbol: TEFRX)			Change	8/31/13	8/31/12
Net Asset Value (NAV)		+$	1.38	$7.54	$6.16
Distributions (9/1/12–8/31/13)
Dividend Income	$0.1339
Class R6 (Symbol: FTFGX)			Change	8/31/13	5/1/13
Net Asset Value (NAV)		+$	0.43	$7.59	$7.16
Advisor Class (Symbol: TFFAX)			Change	8/31/13	8/31/12
Net Asset Value (NAV)		+$	1.39	$7.59	$6.20
Distributions (9/1/12–8/31/13)
Dividend Income	$0.1657

Annual Report | 11

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Aggregate and average annual total returns and value of $10,000 invest-ment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	25.17%	+	23.73%	+	109.89%
Average Annual Total Return[2]		+	18.01%	+	3.13%	+	7.06%
Value of $10,000 Investment[3]			$11,801		$11,666		$19,775
Avg. Ann. Total Return (9/30/13)[4]		+	21.70%	+	7.36%	+	7.63%
Total Annual Operating Expenses[5]	1.21%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	24.21%	+	19.15%	+	94.80%
Average Annual Total Return[2]		+	23.21%	+	3.57%	+	6.90%
Value of $10,000 Investment[3]			$12,321		$11,915		$19,480
Avg. Ann. Total Return (9/30/13)[4]		+	26.99%	+	9.01%	+	7.85%
Total Annual Operating Expenses[5]	1.96%
Class R			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	24.81%	+	22.25%	+	104.83%
Average Annual Total Return[2]		+	24.81%	+	4.10%	+	7.43%
Value of $10,000 Investment[3]			$12,481		$12,225		$20,483
Avg. Ann. Total Return (9/30/13)[4]		+	29.68%	+	10.37%	+	8.83%
Total Annual Operating Expenses[5]	1.46%
Class R6							Inception (5/1/13)
Cumulative Total Return[1]						+	6.01%
Aggregate Total Return[6]						+	6.01%
Value of $10,000 Investment[3]							$10,601
Aggregate Total Return (9/30/13)4, 6						+	34.08%
Total Annual Operating Expenses[5]	0.76%
Advisor Class			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	25.39%	+	25.24%	+	115.08%
Average Annual Total Return[2]		+	25.39%	+	4.60%	+	7.96%
Value of $10,000 Investment[3]			$12,539		$12,524		$21,508
Avg. Ann. Total Return (9/30/13)[4]		+	29.32%	+	8.92%	+	8.52%
Total Annual Operating Expenses[5]	0.96%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

12 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested dis-
tributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 13

14 | Annual Report

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries, may increase the economic risk of investing in companies in Europe. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Aggregate total return represents the change in value of an investment for the period indicated. Since Class R6 shares have existed for less than one year, average annual total return is not available.
7. Source: © 2013 Morningstar. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The Consumer Price Index (CPI), calculated by the Bureau of Labor
Statistics, is a commonly used measure of the inflation rate.

Annual Report | 15

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

16 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 3/1/13	Value 8/31/13	Period* 3/1/13–8/31/13
Actual	$1,000	$1,097.30	$6.24
Hypothetical (5% return before expenses)	$1,000	$1,019.26	$6.01
Class C
Actual	$1,000	$1,092.00	$10.18
Hypothetical (5% return before expenses)	$1,000	$1,015.48	$9.80
Class R
Actual	$1,000	$1,095.90	$7.55
Hypothetical (5% return before expenses)	$1,000	$1,018.00	$7.27
Class R6
Actual (5/1/13–8/31/13)	$1,000	$1,060.10	$2.53
Hypothetical (5% return before expenses)	$1,000	$1,021.53	$3.72
Advisor Class
Actual	$1,000	$1,098.40	$4.92
Hypothetical (5% return before expenses)	$1,000	$1,020.52	$4.74

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.18%; C: 1.93%; R: 1.43%; R6: 0.73%; and Advisor: 0.93%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period for Class R6 Hypothetical expenses and Actual and Hypothetical expenses for Classes A, C, R and Advisor. The multiplier is 123/365 for Actual Class R6 expenses to reflect the number of days since inception.

Annual Report | 17

Templeton Foreign Fund

Financial Highlights

		Year Ended August 31,
Class A	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.26	$6.57	$6.01	$6.20	$10.24
Income from investment operations[a]:
Net investment income[b]	0.12	0.14	0.14	0.10	0.12
Net realized and unrealized gains (losses)	1.44	(0.28)	0.54	(0.19)	(1.84)
Total from investment operations	1.56	(0.14)	0.68	(0.09)	(1.72)
Less distributions from:
Net investment income	(0.15)	(0.17)	(0.12)	(0.10)	(0.32)
Net realized gains	—	—	—	—	(2.00)
Total distributions	(0.15)	(0.17)	(0.12)	(0.10)	(2.32)
Net asset value, end of year	$7.67	$6.26	$6.57	$6.01	$6.20

Total return[c]	25.17%	(1.94)%	11.30%	(1.61)%	(7.96)%

Ratios to average net assets
Expenses[d]	1.19%	1.21%	1.17%	1.19%	1.19%
Net investment income	1.72%	2.29%	1.97%	1.61%	2.11%

Supplemental data
Net assets, end of year (000’s)	$3,904,719	$3,418,240	$3,775,303	$3,636,256	$4,248,049
Portfolio turnover rate	32.05%	20.17%	34.97%	16.09%	31.05%[e]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction and reimbursement rounds to less than 0.01%.
eExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Foreign Fund

Financial Highlights (continued)

		Year Ended August 31,
Class C	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.11	$6.40	$5.86	$6.05	$10.00
Income from investment operations[a]:
Net investment income[b]	0.07	0.09	0.08	0.05	0.07
Net realized and unrealized gains (losses)	1.40	(0.27)	0.53	(0.19)	(1.79)
Total from investment operations	1.47	(0.18)	0.61	(0.14)	(1.72)
Less distributions from:
Net investment income	(0.10)	(0.11)	(0.07)	(0.05)	(0.23)
Net realized gains	—	—	—	—	(2.00)
Total distributions	(0.10)	(0.11)	(0.07)	(0.05)	(2.23)
Net asset value, end of year	$7.48	$6.11	$6.40	$5.86	$6.05

Total return[c]	24.21%	(2.62)%	10.42%	(2.30)%	(8.69)%

Ratios to average net assets
Expenses[d]	1.94%	1.96%	1.92%	1.94%	1.93%
Net investment income	0.97%	1.54%	1.22%	0.86%	1.37%

Supplemental data
Net assets, end of year (000’s)	$517,468	$459,838	$555,999	$575,258	$667,534
Portfolio turnover rate	32.05%	20.17%	34.97%	16.09%	31.05%[e]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction and reimbursement rounds to less than 0.01%.
eExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

Templeton Foreign Fund

Financial Highlights (continued)

		Year Ended August 31,
Class R	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.16	$6.46	$5.92	$6.11	$10.12
Income from investment operations[a]:
Net investment income[b]	0.10	0.13	0.12	0.09	0.10
Net realized and unrealized gains (losses)	1.41	(0.28)	0.53	(0.20)	(1.82)
Total from investment operations	1.51	(0.15)	0.65	(0.11)	(1.72)
Less distributions from:
Net investment income	(0.13)	(0.15)	(0.11)	(0.08)	(0.29)
Net realized gains	—	—	—	—	(2.00)
Total distributions	(0.13)	(0.15)	(0.11)	(0.08)	(2.29)
Net asset value, end of year	$7.54	$6.16	$6.46	$5.92	$6.11

Total return[c]	24.81%	(2.07)%	10.91%	(1.83)%	(8.14)%

Ratios to average net assets
Expenses[d]	1.44%	1.46%	1.42%	1.44%	1.44%
Net investment income	1.47%	2.04%	1.72%	1.36%	1.86%

Supplemental data
Net assets, end of year (000’s)	$172,393	$149,061	$139,600	$121,834	$114,653
Portfolio turnover rate	32.05%	20.17%	34.97%	16.09%	31.05%[e]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction and reimbursement rounds to less than 0.01%.
eExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Foreign Fund

Financial Highlights (continued)

Period Ended
August 31,
Class R6	2013 [a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$7.16
Income from investment operations[b]:
Net investment income[c]	0.08
Net realized and unrealized gains (losses)	0.35
Total from investment operations	0.43
Net asset value, end of period	$7.59

Total return[d]	6.01%

Ratios to average net assets[e]
Expenses	0.74%
Net investment income	2.17%

Supplemental data
Net assets, end of period (000’s)	$366,042
Portfolio turnover rate	32.05%

aFor the period May 1, 2013 (effective date) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

Templeton Foreign Fund

Financial Highlights (continued)

			Year Ended August 31,
Advisor Class	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.20	$6.51	$5.95	$6.14	$10.21
Income from investment operations[a]:
Net investment income[b]	0.13	0.16	0.16	0.11	0.13
Net realized and unrealized gains (losses)	1.43	(0.28)	0.54	(0.19)	(1.85)
Total from investment operations	1.56	(0.12)	0.70	(0.08)	(1.72)
Less distributions from:
Net investment income	(0.17)	(0.19)	(0.14)	(0.11)	(0.35)
Net realized gains	—	—	—	—	(2.00)
Total distributions	(0.17)	(0.19)	(0.14)	(0.11)	(2.35)
Net asset value, end of year	$7.59	$6.20	$6.51	$5.95	$6.14

Total return	25.39%	(1.49)%	11.53%	(1.41)%	(7.79)%

Ratios to average net assets
Expenses[c]	0.94%	0.96%	0.92%	0.94%	0.94%
Net investment income	1.97%	2.54%	2.22%	1.86%	2.36%

Supplemental data
Net assets, end of year (000’s)	$1,340,444	$1,430,480	$1,169,727	$868,166	$959,708
Portfolio turnover rate	32.05%	20.17%	34.97%	16.09%	31.05%[d]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction and reimbursement rounds to less than 0.01%.
dExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Foreign Fund

Statement of Investments, August 31, 2013

	Industry	Shares	Value
Common Stocks 96.3%
Australia 0.1%
[a] Billabong International Ltd.	Textiles, Apparel & Luxury Goods	15,593,314	$5,899,829

Belgium 0.2%
KBC GROEP NV	Commercial Banks	319,483	14,053,899

Brazil 0.0%†
Centrais Eletricas Brasileiras SA	Electric Utilities	703,000	1,460,526
Centrais Eletricas Brasileiras SA
(Eletrobras), ADR	Electric Utilities	38,000	80,560
			1,541,086

Canada 5.7%
AGF Management Ltd.	Capital Markets	1,338,790	16,267,039
Ensign Energy Services Inc.	Energy Equipment & Services	4,529,930	75,595,585
HudBay Minerals Inc.	Metals & Mining	6,042,750	39,694,176
Suncor Energy Inc.	Oil, Gas & Consumable Fuels	2,138,100	72,051,402
Talisman Energy Inc.	Oil, Gas & Consumable Fuels	5,843,960	62,408,800
Trican Well Service Ltd.	Energy Equipment & Services	6,748,990	94,881,145
			360,898,147

China 5.4%
China Coal Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	58,782,400	34,643,432
China Life Insurance Co. Ltd., H	Insurance	6,503,000	15,950,771
China Mobile Ltd.	Wireless Telecommunication Services	4,412,500	47,429,410
China Shenhua Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	19,035,500	59,161,440
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	101,299,582	51,078,932
Digital China Holdings Ltd.	Electronic Equipment, Instruments & Components	18,913,050	20,878,185
Dongfang Electric Corp. Ltd., H	Electrical Equipment	10,000,000	13,979,341
Shanghai Electric Group Co. Ltd.	Electrical Equipment	48,210,300	17,905,635
Shanghai Pharmaceuticals
Holding Co. Ltd., H	Health Care Providers & Services	20,562,000	38,979,843
[a,b] Trina Solar Ltd., ADR	Semiconductors & Semiconductor Equipment	4,523,860	42,479,045
			342,486,034

France 13.2%
Alstom SA	Electrical Equipment	998,690	35,146,823
AXA SA	Insurance	5,967,292	130,026,536
BNP Paribas SA	Commercial Banks	2,866,553	179,655,899
Carrefour SA	Food & Staples Retailing	1,053,600	32,984,879
Cie Generale des Etablissements
Michelin, B	Auto Components	437,300	41,843,095
Compagnie de Saint-Gobain	Building Products	519,460	24,265,230
Ipsen SA	Pharmaceuticals	559,750	20,716,572
Orange SA	Diversified Telecommunication Services	5,924,991	60,115,770
Sanofi	Pharmaceuticals	1,137,855	109,326,978
Societe Generale	Commercial Banks	1,375,016	60,186,385
Total SA, B	Oil, Gas & Consumable Fuels	1,740,950	96,454,284
Vivendi SA	Diversified Telecommunication Services	2,115,914	42,917,128
			833,639,579

			Annual Report | 23

Templeton Foreign Fund

Statement of Investments, August 31, 2013 (continued)

	Industry	Shares	Value
Common Stocks (continued)
Germany 4.0%
[a] Commerzbank AG	Commercial Banks	1,861,430	$21,642,015
[a] Deutsche Lufthansa AG	Airlines	2,387,880	42,625,829
Gerresheimer AG	Life Sciences Tools & Services	277,200	16,726,295
[a] Kloeckner & Co. SE	Trading Companies & Distributors	1,521,460	19,607,892
Metro AG	Food & Staples Retailing	1,179,304	43,303,576
Muenchener Rueckversicherungs-
Gesellschaft AG	Insurance	240,272	43,795,872
Siemens AG	Industrial Conglomerates	624,142	66,073,522
			253,775,001

Hong Kong 1.2%
First Pacific Co. Ltd.	Diversified Financial Services	16,393,500	17,018,644
Kingboard Chemical Holdings Ltd.	Electronic Equipment, Instruments & Components	27,361,904	59,351,228
Value Partners Group Ltd.	Capital Markets	3,187,400	1,816,838
			78,186,710

India 0.4%
ICICI Bank Ltd.	Commercial Banks	1,222,640	14,728,815
Jain Irrigation Systems Ltd.	Machinery	8,009,990	6,058,631
Power Grid Corp. of India Ltd.	Electric Utilities	4,235,350	6,172,389
			26,959,835

Ireland 0.6%
CRH PLC	Construction Materials	1,617,990	34,239,934

Italy 1.6%
UniCredit SpA	Commercial Banks	17,587,407	99,450,815

Japan 6.2%
Capcom Co. Ltd.	Software	2,302,160	39,739,736
ITOCHU Corp.	Trading Companies & Distributors	10,194,100	115,720,461
Namco Bandai Holdings Inc.	Leisure Equipment & Products	3,481,650	55,629,767
Nikon Corp.	Leisure Equipment & Products	941,000	15,917,461
Nissan Motor Co. Ltd.	Automobiles	1,546,000	15,391,471
Toyota Motor Corp.	Automobiles	1,315,580	79,630,562
Trend Micro Inc.	Software	1,940,040	68,005,682
			390,035,140

Netherlands 8.8%
Aegon NV	Insurance	14,637,985	104,404,445
Akzo Nobel NV	Chemicals	1,330,760	78,266,642
Fugro NV, IDR	Energy Equipment & Services	177,756	10,924,367
[a] ING Groep NV, IDR	Diversified Financial Services	25,132,578	272,904,287
Randstad Holding NV	Professional Services	76,514	3,554,432
[a] SBM Offshore NV	Energy Equipment & Services	4,381,276	86,085,752
			556,139,925

24 | Annual Report

Templeton Foreign Fund

Statement of Investments, August 31, 2013 (continued)

	Industry	Shares	Value
Common Stocks (continued)
Norway 2.3%
Statoil ASA	Oil, Gas & Consumable Fuels	4,204,260	$92,336,391
Telenor ASA	Diversified Telecommunication Services	2,649,156	55,065,388
			147,401,779

Singapore 1.3%
[a] Flextronics International Ltd.	Electronic Equipment, Instruments & Components	9,165,800	82,308,884

South Korea 9.1%
Daum Communication Corp.	Internet Software & Services	60,712	4,646,815
Hana Financial Group Inc.	Commercial Banks	3,086,530	97,274,819
Hyundai Mobis	Auto Components	244,960	61,540,534
KB Financial Group Inc.	Commercial Banks	3,652,317	117,408,236
KIWOOM Securities Co. Ltd.	Capital Markets	552,080	25,750,974
Korea Investment Holdings Co. Ltd.	Capital Markets	801,250	28,354,531
POSCO	Metals & Mining	327,220	95,023,592
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	117,164	144,325,201
			574,324,702

Spain 1.2%
[a] Telefonica SA	Diversified Telecommunication Services	5,334,885	72,455,715

Sweden 1.2%
Ericsson, B	Communications Equipment	3,708,209	43,611,828
Getinge AB, B	Health Care Equipment & Supplies	839,205	28,912,545
			72,524,373

Switzerland 8.0%
[a] Basilea Pharmaceutica AG	Biotechnology	203,780	14,608,906
Credit Suisse Group AG	Capital Markets	6,054,209	174,520,513
[a] GAM Holding Ltd.	Capital Markets	724,100	12,763,586
Lonza Group AG	Life Sciences Tools & Services	546,990	38,743,165
Nobel Biocare Holding AG	Health Care Equipment & Supplies	3,353,320	48,295,881
Novartis AG	Pharmaceuticals	912,730	66,561,404
Roche Holding AG	Pharmaceuticals	471,350	117,584,195
Swiss Re AG	Insurance	357,903	27,465,901
			500,543,551

Taiwan 0.8%
Compal Electronics Inc.	Computers & Peripherals	70,696,777	47,573,472

United Kingdom 18.5%
Aviva PLC	Insurance	24,653,274	147,777,602
BAE Systems PLC	Aerospace & Defense	9,393,220	63,336,981
BP PLC	Oil, Gas & Consumable Fuels	12,287,300	84,960,432
Carillion PLC	Construction & Engineering	9,515,960	42,218,402
GlaxoSmithKline PLC	Pharmaceuticals	4,222,424	107,670,674
Hays PLC	Professional Services	11,392,769	18,081,437
Kingfisher PLC	Specialty Retail	11,449,794	68,348,858

Annual Report | 25

Templeton Foreign Fund

Statement of Investments, August 31, 2013 (continued)

	Industry	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
[a] Lloyds Banking Group PLC	Commercial Banks	61,292,030	$68,924,725
Man Group PLC	Capital Markets	37,648,150	47,570,546
Marks & Spencer Group PLC	Multiline Retail	8,593,195	62,883,738
Rexam PLC	Containers & Packaging	4,786,560	36,199,495
Royal Dutch Shell PLC, A	Oil, Gas & Consumable Fuels	768,672	24,882,591
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	1,933,840	65,115,445
SIG PLC	Trading Companies & Distributors	19,426,219	52,539,677
Tesco PLC	Food & Staples Retailing	29,515,500	167,705,109
Vodafone Group PLC	Wireless Telecommunication Services	32,788,242	104,825,856
			1,163,041,568

United States 6.5%
Baker Hughes Inc.	Energy Equipment & Services	3,044,320	141,530,437
Cisco Systems Inc.	Communications Equipment	4,577,090	106,691,968
Hewlett-Packard Co.	Computers & Peripherals	4,380,710	97,865,061
Noble Corp.	Energy Equipment & Services	1,746,517	64,970,432
			411,057,898

Total Common Stocks
(Cost $5,969,089,708)			6,068,537,876

Preferred Stocks 0.5%
Brazil 0.5%
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	869,160	12,394,222
Vale SA, ADR, pfd., A	Metals & Mining	1,291,734	16,766,707

Total Preferred Stocks
(Cost $36,181,235)			29,160,929

Non-Registered Mutual Funds
(Cost $27,840,500) 0.5%
Cayman Islands 0.5%
[a,c,d,e] Templeton China Opportunities Fund,
Ltd., Reg D	Diversified Financial Services	2,785,958	30,534,101

Total Investments before Short
Term Investments
(Cost $6,033,111,443)			6,128,232,906

26 | Annual Report

Templeton Foreign Fund

Statement of Investments, August 31, 2013 (continued)

	Principal Amount	Value
Short Term Investments 2.3%
Time Deposits 2.2%
Canada 1.2%
Bank of Montreal, 0.04%, 9/03/13	$80,000,000	$80,000,000
United States 1.0%
Scotia Capital Markets, 0.01%, 9/03/13	62,000,000	62,000,000
Total Time Deposits (Cost $142,000,000)		142,000,000
Total Investments before Money Market Funds
(Cost $6,175,111,443)		6,270,232,906

	Shares
[f] Investments from Cash Collateral Received for Loaned Securities
(Cost $8,305,967) 0.1%
Money Market Funds 0.1%
United States 0.1%
[g] BNY Mellon Overnight Government Fund, 0.028%	8,305,967	8,305,967
Total Investments (Cost $6,183,417,410) 99.6%		6,278,538,873
Other Assets, less Liabilities 0.4%		22,527,868
Net Assets 100.0%		$6,301,066,741

See Abbreviations on page 45.

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bA portion or all of the security is on loan at August 31, 2013. See Note 1(d).
cSee Note 1(d) regarding investment in Templeton China Opportunities Fund, Ltd.
dSee Note 8 regarding restricted securities.
eSee Note 9 regarding holdings of 5% voting securities.
fSee Note 1(e) regarding securities on loan.
gThe rate shown is the annualized seven-day yield at period end.

Annual Report | The accompanying notes are an integral part of these financial statements. | 27

Templeton Foreign Fund

Financial Statements

Statement of Assets and Liabilities
August 31, 2013

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$6,155,576,910
Cost - Non-controlled affiliated issuers (Note 9)	27,840,500
Total cost of investments	$6,183,417,410
Value - Unaffiliated issuers	$6,248,004,772
Value - Non-controlled affiliated issuers (Note 9)	30,534,101
Total value of investments (includes securities loaned in the amount of $7,999,285)	6,278,538,873
Cash	745,909
Foreign currency, at value (cost $942,019)	945,855
Receivables:
Investment securities sold	29,926,346
Capital shares sold	9,652,375
Dividends	12,789,406
Other assets	1,130
Total assets	6,332,602,894
Liabilities:
Payables:
Investment securities purchased	5,894,312
Capital shares redeemed	8,928,671
Management fees	3,357,772
Administrative fees	435,662
Distribution fees	1,371,611
Transfer agent fees	2,589,040
Payable upon return of securities loaned	8,305,967
Accrued expenses and other liabilities	650,118
Total liabilities	31,533,153
Net assets, at value	$6,301,066,741
Net assets consist of:
Paid-in capital	$5,938,495,907
Undistributed net investment income	81,289,497
Net unrealized appreciation (depreciation)	95,134,293
Accumulated net realized gain (loss)	186,147,044
Net assets, at value	$6,301,066,741

28 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Foreign Fund

Financial Statements (continued)

Statement of Assets and Liabilities (continued)
August 31, 2013

Class A:
Net assets, at value	$3,904,718,678
Shares outstanding	509,164,711
Net asset value per share[a]	$7.67
Maximum offering price per share (net asset value per share ÷ 94.25%)	$8.14
Class C:
Net assets, at value	$517,468,143
Shares outstanding	69,167,990
Net asset value and maximum offering price per share[a]	$7.48
Class R:
Net assets, at value	$172,393,275
Shares outstanding	22,876,952
Net asset value and maximum offering price per share	$7.54
Class R6
Net assets, at value	$366,042,449
Shares outstanding	48,205,146
Net asset value and maximum offering price per share	$7.59
Advisor Class:
Net assets, at value	$1,340,444,196
Shares outstanding	176,648,980
Net asset value and maximum offering price per share	$7.59

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 29

Templeton Foreign Fund

Financial Statements (continued)

Statement of Operations
for the year ended August 31, 2013

Investment income:
Dividends (net of foreign taxes of $14,619,621)	$171,724,599
Interest	69,543
Income from securities loaned	474,884
Total investment income	172,269,026
Expenses:
Management fees (Note 3a)	36,447,554
Administrative fees (Note 3b)	4,740,340
Distribution fees: (Note 3c)
Class A	9,190,201
Class B	16,808
Class C	4,890,264
Class R	814,537
Transfer agent fees: (Note 3e)
Class A	7,380,925
Class B	3,480
Class C	981,922
Class R	327,050
Class R6	56
Advisor Class	2,989,966
Special servicing agreement fees (Note 10)	422,388
Custodian fees (Note 4)	895,560
Reports to shareholders	506,883
Registration and filing fees	155,708
Professional fees	163,584
Trustees’ fees and expenses	127,765
Other	195,190
Total expenses	70,250,181
Net investment income	102,018,845
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	273,330,247
Non-controlled affiliated issuers	(66,738,453)
Written options	3,643,752
Foreign currency transactions	(941,723)
Net realized gain (loss)	209,293,823
Net change in unrealized appreciation (depreciation) on:
Investments	995,056,717
Translation of other assets and liabilities denominated in foreign currencies	98,915
Change in deferred taxes on unrealized appreciation	63,702
Net change in unrealized appreciation (depreciation)	995,219,334
Net realized and unrealized gain (loss)	1,204,513,157
Net increase (decrease) in net assets resulting from operations	$1,306,532,002

30 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Foreign Fund

Financial Statements (continued)

Statements of Changes in Net Assets

	Year Ended August 31,
	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income	$102,018,845	$122,797,707
Net realized gain (loss) from investments, written options and foreign currency transactions	209,293,823	149,473,376
Net change in unrealized appreciation (depreciation) on investments, translation of other
assets and liabilities denominated in foreign currencies and deferred taxes	995,219,334	(382,471,243)
Net increase (decrease) in net assets resulting from operations	1,306,532,002	(110,200,160)
Distributions to shareholders from:
Net investment income:
Class A	(77,761,555)	(94,795,069)
Class B	—	(181,245)
Class C	(6,972,711)	(9,388,114)
Class R	(3,129,651)	(3,431,503)
Advisor Class	(37,507,920)	(36,755,595)
Total distributions to shareholders	(125,371,837)	(144,551,526)
Capital share transactions: (Note 2)
Class A	(248,431,160)	(183,480,167)
Class B	(5,754,524)	(18,964,656)
Class C	(39,690,927)	(69,458,484)
Class R	(8,943,072)	15,918,472
Class R6	349,729,949	—
Advisor Class	(389,857,098)	307,492,830
Total capital share transactions	(342,946,832)	51,507,995
Net increase (decrease) in net assets	838,213,333	(203,243,691)
Net assets:
Beginning of year	5,462,853,408	5,666,097,099
End of year	$6,301,066,741	$5,462,853,408
Undistributed net investment income included in net assets:
End of year	$81,289,497	$99,260,226

Annual Report | The accompanying notes are an integral part of these financial statements. | 31

Templeton Foreign Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of two separate funds. The Templeton Foreign Fund (Fund) is included in this report. The financial statements of the remaining fund in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Effective May 1, 2013, the Fund began offering a new class of shares, Class R6. Effective March 22, 2013, all Class B shares were converted to Class A. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Time deposits are valued at cost which approximates market value. Investments in non-registered funds are valued at closing net asset value.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including

32 | Annual Report

Templeton Foreign Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies

Annual Report | 33

Templeton Foreign Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

34 | Annual Report

Templeton Foreign Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Investment in Templeton China Opportunities Fund, Ltd.

The Fund invests in Templeton China Opportunities Fund, Ltd. (China Fund), a private offering of unregistered shares in a Cayman Islands Exempt Company. The China Fund investment objective is to seek capital growth primarily through investments in A-shares of Chinese companies listed on the Shanghai and Shenzhen stock exchanges. Chinese A-shares are traded in Chinese Renminbi and are only available as an investment to domestic (Chinese) investors and holders of a Qualified Foreign Institutional Investors license. The China Fund is managed by Templeton Investment Counsel, LLC (an affiliate of the investment manager). No additional management or administrative fees are incurred on assets invested in the China Fund.

The China Fund may be subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds and earnings associated with its investment, as such activities are subject to approval by agencies of the Chinese government and thus the Fund may incur delays in redeeming its investment in the China Fund. The Fund’s investment in the China Fund is valued based upon the fair value of the China Fund’s portfolio securities and other assets and liabilities.

e. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Annual Report | 35

Templeton Foreign Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Income and Deferred Taxes (continued)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of August 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

36 | Annual Report

Templeton Foreign Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
i.	Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2013, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

		Year Ended August 31,
	2013		2012
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	81,343,137	$578,494,573	89,627,887	$548,578,830
Shares issued in reinvestment
of distributions	10,093,321	69,644,302	14,856,959	85,724,651
Shares redeemed	(127,967,011)	(896,570,035)	(133,583,112)	(817,783,648)
Net increase (decrease)	(36,530,553)	$(248,431,160)	(29,098,266)	$(183,480,167)
Class B Shares[a]:
Shares sold	6,983	$48,215	34,022	$208,991
Shares issued in reinvestment
of distributions	—	—	26,754	152,497
Shares redeemed	(856,158)	(5,802,739)	(3,191,998)	(19,326,144)
Net increase (decrease)	(849,175)	$(5,754,524)	(3,131,222)	$(18,964,656)
Class C Shares:
Shares sold	7,101,778	$49,802,018	5,914,153	$35,698,445
Shares issued in reinvestment
of distributions	880,029	5,957,796	1,391,975	7,878,582
Shares redeemed	(14,022,357)	(95,450,741)	(18,944,447)	(113,035,511)
Net increase (decrease)	(6,040,550)	$(39,690,927)	(11,638,319)	$(69,458,484)
Class R Shares:
Shares sold	6,945,473	$48,052,688	9,725,484	$59,119,419
Shares issued in reinvestment
of distributions	436,912	2,971,002	575,596	3,269,384
Shares redeemed	(8,707,711)	(59,966,762)	(7,707,479)	(46,470,331)
Net increase (decrease)	(1,325,326)	$(8,943,072)	2,593,601	$15,918,472
Class R6 Shares[b]:
Shares sold[c]	53,951,140	$392,178,824
Shares redeemed	(5,745,994)	(42,448,875)
Net increase (decrease)	48,205,146	$349,729,949

Annual Report | 37

Templeton Foreign Fund

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)
		Year Ended August 31,
	2013		2012
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Shares sold	37,078,050	$259,775,040	80,274,580	$485,448,392
Shares issued in reinvestment
of distributions	4,886,367	33,325,022	5,834,836	33,258,565
Shares redeemed[c]	(96,068,452)	(682,957,160)	(35,153,807)	(211,214,127)
Net increase (decrease)	(54,104,035)	$(389,857,098)	50,955,609	$307,492,830

[a]Effective March 22, 2013, all class B Shares were converted to Class A.
[b]For the period May 1, 2013 (effective date) to August 31, 2013.
[c]Effective May 1, 2013, a portion of Advisor Class shares were exchanged into Class R6.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.630%	Up to and including $1 billion
0.615%	Over $1 billion, up to and including $5 billion
0.600%	Over $5 billion, up to and including $10 billion
0.580%	Over $10 billion, up to and including $15 billion
0.560%	Over $15 billion, up to and including $20 billion
0.540%	Over $20 billion, up to and including $25 billion
0.530%	Over $25 billion, up to and including $30 billion
0.520%	Over $30 billion, up to and including $35 billion
0.510%	In excess of $35 billion

38 | Annual Report

Templeton Foreign Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
b.	Administrative Fees

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust’s aggregate average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class B	1.00%
Class C	1.00%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$912,029
CDSC retained	$31,988

Annual Report | 39

Templeton Foreign Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
e.	Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended August 31, 2013, the Fund paid transfer agent fees of $11,683,399, of which $5,256,443 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until December 31, 2014. There were no expenses waived during the year ended August 31, 2013.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2013, there were no credit earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

During the year ended August 31, 2013, the Fund utilized $4,875,291 of capital loss carryforwards.

The tax character of distributions paid during the years ended August 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from ordinary income	$125,371,837	$144,551,526

40 | Annual Report

Templeton Foreign Fund

Notes to Financial Statements (continued)

5. INCOME TAXES (continued)

At August 31, 2013, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$6,186,726,095

Unrealized appreciation	$779,053,832
Unrealized depreciation	(687,241,054)
Net unrealized appreciation (depreciation)	$91,812,778

Undistributed ordinary income	$161,421,024
Undistributed long term capital gains	109,369,248
Distributable earnings	$270,790,272

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2013, aggregated $1,854,297,098 and $2,308,916,887, respectively.

Transactions in options written during the year ended August 31, 2013, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at August 31, 2012	—	$—
Options written	8,670	3,643,752
Options expired	(8,670)	(3,643,752)
Options exercised	—	—
Options closed	—	—
Options outstanding at August 31, 2013	—	$—

See Notes 1(c) regarding derivative financial instruments and other derivative information, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Annual Report | 41

Templeton Foreign Fund

Notes to Financial Statements (continued)

8. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At August 31, 2013, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Dates	Cost	Value
Templeton Foreign Fund
2,785,958 Templeton China Opportunities Fund, Ltd., Reg D
	Total Restricted Securities
	(Value is 0.48% of Net Assets)	1/27/10 – 12/01/11	$27,840,500	$30,534,101

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended August 31, 2013, were as shown below.

	Number			Number
	of Shares			of Shares				Realized
	Held at			Held at		Value		Capital
	Beginning	Gross	Gross	End of		at End Investment Gain
Name of Issuer	of Period	Additions	Reductions	Period		of Period	Income	(Loss)
Templeton Foreign Fund
Non-Controlled Affiliates
Premier Foods PLC	13,942,348	—	13,942,348	—	$	—[a]	$—	$(66,738,453)
Templeton China Opportunities Fund,
Ltd., Reg D	2,785,958	—	—	2,785,958		30,534,101	—	—
Total Affiliated Securities (Value is 0.48% of Net Assets)						$30,534,101	$—	$(66,738,453)

[a]As of August 31, 2013, no longer an affiliate.

10. SPECIAL SERVICING AGREEMENT

The Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participated in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the Fund and the Allocator Funds. Under the SSA, the Fund may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative, and distribution fees) to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund

42 | Annual Report

Templeton Foreign Fund

Notes to Financial Statements (continued)

10. SPECIAL SERVICING AGREEMENT (continued)

(e.g., due to reduced costs associated with servicing accounts) from the investment in the Fund by the Allocator Funds. The Allocator Funds are either managed by Franklin Advisers, Inc. or administered by FT Services, affiliates of TGAL. For the year ended August 31, 2013, the Fund was held by one or more of the Allocator Funds and the amount of expenses borne by the Fund is noted in the Statement of Operations. At August 31, 2013, 4.55% of the Fund’s outstanding shares was held by one or more of the Allocator Funds. Effective May 1, 2013, the SSA was discontinued until further notice and approval by the Board.

11. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended August 31, 2013, the Fund did not use the Global Credit Facility.

12. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement

Annual Report | 43

Templeton Foreign Fund

Notes to Financial Statements (continued)

12. FAIR VALUE MEASUREMENTS (continued)

A summary of inputs used as of August 31, 2013, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a,b]	$6,097,698,805	$—	$—	$6,097,698,805
Non-Registered Mutual Funds	—	—	30,534,101	30,534,101
Short Term Investments	—	150,305,967	—	150,305,967
Total Investments in
Securities	$6,097,698,805	$150,305,967	$30,534,101	$6,278,538,873

aIncludes common and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

13. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting
Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting
Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet
(Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU
No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

In June 2013, the FASB issued ASU No. 2013-08, Investment Companies (Topic 946): Amendments
to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

44 | Annual Report

Templeton Foreign Fund

Notes to Financial Statements (continued)

14. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

ADR - American Depositary Receipt
IDR -International Depositary Receipt

Annual Report | 45

Templeton Foreign Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Funds and Shareholders of Templeton Foreign Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Foreign Fund (the “Fund”) at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 18, 2013

46 | Annual Report

Templeton Foreign Fund

Tax Information (unaudited)

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 5.89% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2013.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $155,493,885 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2013.

Distributions, including qualified dividend income, paid during calendar year 2013 will be reported to shareholders on Form 1099-DIV by mid-February 2014. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At August 31, 2012, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 19, 2012, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as reported by the Fund, to Class A, Class B, Class C, Class R, and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Class A	$0.0224	$0.1682	$0.1332
Class B	$0.0224	$—	$—
Class C	$0.0224	$0.1192	$0.0943
Class R	$0.0224	$0.1554	$0.1232
Advisor Class	$0.0224	$0.1837	$0.1454

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Annual Report | 47

Templeton Foreign Fund

Tax Information (unaudited) (continued)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2013, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2012. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2012 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

48 | Annual Report

Templeton Foreign Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Harris J. Ashton (1932)	Trustee	Since 1992	141	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	38	SLM Corporation (Sallie Mae), Ares
300 S.E. 2nd Street				Capital Corporation (specialty finance
Fort Lauderdale, FL 33301-1923				company) and Allied Capital Corporation
(financial services) (2003-2010).
Principal Occupation During at Least the Past 5 Years:
Independent strategic and financial consultant; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee	Since 2003	27	Talon Metals Corp. (mining explo-
300 S.E. 2nd Street				ration), Fortis, Inc. (utility holding
Fort Lauderdale, FL 33301-1923				company) and AML Foods Limited
(retail distributors).
Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Trustee since	141	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	2003 and Lead		refining of oil and gas), H.J. Heinz
Fort Lauderdale, FL 33301-1923	Trustee	Independent		Company (processed foods and
		Trustee since 2007		allied products) (1994-2013), RTI
International Metals, Inc. (manufacture
and distribution of titanium), Canadian
National Railway (railroad) and White
Mountains Insurance Group, Ltd.
(holding company).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet
(1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

Annual Report | 49

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
J. Michael Luttig (1954)	Trustee	Since 2009	141	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2005	34	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
				(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	141	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).

Larry D. Thompson (1945)	Trustee	Since 2005	141	Cbeyond, Inc. (business communica-
300 S.E. 2nd Street				tions provider) (2010-2012), The
Fort Lauderdale, FL 33301-1923				Southern Company (energy company)
				(2010-2012) and The Washington
				Post Company (education and media
				organization).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (July 2012); and
formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President –
Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution
(2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice
(2001-2003).

Constantine D. Tseretopoulos	Trustee	Since 2003	27	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly,
Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	45	El Oro Ltd (investments).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

50 | Annual Report

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since 2007	152	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	141	None
One Franklin Parkway	the Board and	Board since June
San Mateo, CA 94403-1906	Trustee and	2013, Trustee
	Vice President	since 1992 and
Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President,
Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957)	President and	Since 2012	Not Applicable	Not Applicable
Lyford Cay	Chief Executive
Nassau, Bahamas	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Executive Vice President, Franklin Templeton Investment
Corp.; Chief Investment Officer of Templeton Global Equity Group; and officer of six of the investment companies in Franklin Templeton
Investments.

Laura F. Fergerson (1962)	Chief Executive	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Annual Report | 51

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.
Kimberly H. Novotny (1972)	Vice President	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Corporate Counsel, Franklin Templeton Investments; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments;
and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton
Group of Funds (2004-2013).

52 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005);
and General Counsel, Investment Company Institute (ICI) (1997-2004).

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	March 2013 and
Fort Lauderdale, FL 33301-1923		Vice President
since 2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc.
(Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the
Fund Audit Committee since 2008. She currently serves as a director of SLM Corporation and Ares Capital Corporation and was formerly a director of Allied Capital
Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec
has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to
2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg
Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such back-
ground and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial state-
ments that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

Annual Report | 53

Templeton Foreign Fund

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held May 21, 2013, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments complex in comparison with those charged other fund complexes deemed comparable. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis report included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy

54 | Annual Report

Templeton Foreign Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the more recent Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 28, 2013, and the previous 10 years ended such date in comparison with a performance universe selected by Lipper. The Lipper performance universe for the Fund consisted of the Fund and all retail and institutional international large-cap value funds as selected by Lipper. On a comparative basis, the Lipper report for the Fund showed its total return to be in the second-highest performing quintile of such universe for the one-year period, and on an annualized basis to be in the highest or best performing quintile of such universe for each of the previous three- and five-year periods, and in the middle quintile, but upper half, of such universe for the previous 10-year period. The Board was satisfied with the Fund’s overall comparative performance as set forth in the Lipper report.

Annual Report | 55

Templeton Foreign Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis included administrative charges as being part of the management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rate and actual total expense ratio of the Fund to be below the median of its Lipper expense group. The Board was satisfied with the comparative expenses of the Fund as set forth in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2012, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting

56 | Annual Report

Templeton Foreign Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as the Fund grows in size, its effective management fee rate declines. The Fund’s investment management agreement provides a fee at the rate of 0.63% on the first $1 billion of Fund net assets; 0.615% on the next $4 billion of Fund net assets; 0.60% on the next $5 billion of Fund net assets; 0.58% on the next $5 billion of Fund net assets; 0.56% on the next $5 billion of Fund net assets; and 0.54% on net assets in excess of $20 billion, with additional breakpoints continuing thereafter up to the $35 billion asset level. The Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2012, the net assets of the Fund were approximately $5.85 billion. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for the Fund provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Annual Report | 57

Templeton Foreign Fund

Shareholder Information (continued)

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

58 | Annual Report

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is
"independent" as defined under the relevant Securities and Exchange
Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $107,374 for the fiscal year ended August 31, 2013 and
$124,553 for the fiscal year ended August 31, 2012.

(b) Audit-Related Fees
The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $5,788 for the fiscal year ended August 31, 2013 and $5,788 for the fiscal year ended
August 31, 2011. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $3,100 for the fiscal year ended
August 31, 2013 and $54,600 for the fiscal year ended August 31, 2012. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments, application of local country tax laws to investments and licensing securities with local country offices.

(d) All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended
August 31, 2013 and $3,970 for the fiscal year ended August 31, 2012. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $39,194 for the fiscal year ended August 31, 2013 and $148,480 for the fiscal year ended August
31, 2012. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $48,082 for the fiscal year ended August 31, 2013 and $212,838 for the fiscal year ended August 31, 2012.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment
Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities
Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-
CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the
Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the
Registrant’s disclosure controls and procedures. Based on such evaluation, the
Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the
Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on
Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and
Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of
Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and
Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON FUNDS

By /s/ LAURA F. FERGERSON
  Laura F. Fergerson
  Chief Executive Officer - Finance and
  Administration
Date: October 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON
  Laura F. Fergerson
  Chief Executive Officer - Finance and
  Administration
Date: October 28, 2013

By /s/ MARK H. OTANI
  Mark H. Otani
  Chief Financial Officer and
  Chief Accounting Officer
Date: October 28, 2013